UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:  ☒                            Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant under § 240.14a-12
CRYO-CELL INTERNATIONAL, INC.

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROXY STATEMENT

CRYO-CELL INTERNATIONAL, INC.

700 BROOKER CREEK BOULEVARD

SUITE 1800

OLDSMAR, FLORIDA 34677

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October November 21, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder meeting to be held November 21, 2019

The Proxy Statement and our 2018 Annual Report on Form 10-K are available on the Internet at

http://www.proxydocs.com/CCEL

To the Shareholders of Cryo-Cell International, Inc.:

Notice is hereby given that the 2019 Annual Meeting of the Shareholders of Cryo-Cell International, Inc. (the “Company”) will be held on Thursday, November 21, 2019 at 10:00 a.m., local time, at Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677. The meeting is called for the following purposes:

1	To consider for election seven individuals named in the attached proxy statement to the Company’s Board of Directors;

2	To ratify the appointment of Wipfli LLP as our independent registered public accountants for the fiscal year ending November 30, 2019;

3	To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers;

4(a)

To ratify equity-based awards and stock issuances made pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “2012 Plan”), the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Plan”), and the Company’s 2000 Stock Incentive Plan, as amended (the “2000 Plan” and together with the 2006 Plan and the 2012 Plan, the “Plans”);

4(b)	To approve and adopt retrospective amendments to the 2000 Plan;

4(c)	To approve and adopt retrospective amendments to the 2006 Plan;

4(d)	To approve and adopt retrospective amendments to the 2012 Plan;

5	To approve and adopt the amended and restated 2012 Plan;

6

To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to delete the last sentence of Paragraph SIXTH thereof, which relates to indemnification obligations of the Company.

7	To consider and take action upon such other matters as may properly be brought before the meeting or any postponements or adjournments thereof by or at the direction of the Board of Directors.

The close of business on October 21, 2019, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

A proxy for the meeting is enclosed with this Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement. You are requested to complete and return the accompanying proxy card, which is solicited by the Company’s board of directors, in the enclosed envelope, or submit a proxy via the Internet or telephone, to be sure that your shares will be represented and voted at the Annual Meeting. The enclosed proxy card contains instructions on submitting a proxy via the Internet or telephone or, if your shares are registered in the name of a broker or bank, your broker or bank will provide instructions, including as to providing voting instructions over the Internet or by telephone.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the meeting in person. I urge you to read the accompanying Proxy Statement and submit a proxy for your shares as soon as possible.

As described in the proxy statement accompanying this notice (which is incorporated by reference in this notice), because there may be uncertainty regarding the validity of certain issuances of stock and grants of equity-based awards listed on Annexes I and II of the accompanying proxy statement, the Board of Directors is submitting such issuances and grants for ratification by the Company’s stockholders in order to eliminate such uncertainty. The ratification of such issuances and grants is being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”) and Delaware common law. Under Section 204 of the DGCL, stockholders of record as of each “Date Shares Issued” and “Award Grant Date” set forth on Annexes I and II, other than holders whose identities or addresses cannot be determined from our records, are being given notice of the Annual Meeting, but are not entitled to attend such meeting or vote on any matter presented thereat unless they were also holders of our Common Stock as of October 21, 2019, the record date for the Annual Meeting.

As discussed in the proxy statement, the stockholders are being asked to vote upon the ratification of certain issuances of stock and grants of equity-based awards made to certain current and former employees and certain of the current directors. As noted above and as further described in the accompanying proxy statement, there may be uncertainty with respect to the validity or effectiveness of those acts. Specifically, such shares of stock and equity-based awards were issued or granted, as applicable, in violation of the Plans and the DGCL. The Company’s Board of Directors has approved the ratification of the specified issuances of stock and grants of equity-based awards pursuant to Section 204 of the DGCL.

This notice and accompanying proxy statement constitutes the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the proposed ratification, including to our stockholders as of each “Date Shares Issued” and “Award Grant Date” set forth on Annexes I and II thereof. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act or putative stock ratified under Section 204 is void or voidable due to the failures of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the validation effective time. Accordingly, if the ratification is approved at the Annual Meeting, any claim that the specified issuances and grants are void or voidable due to the failures of authorization listed on Annex III of the accompanying proxy statement, or that the Delaware Court of Chancery should declare, in its discretion, that the ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time at which the ratification is approved by stockholders (which will be the validation effective time for purposes of Section 204 of the DGCL).

By Order of the Board of Directors,

David Portnoy
Chairman and Co-Chief Executive Officer

Dated: October 29, 2019

2

PROXY STATEMENT

CRYO-CELL INTERNATIONAL, INC.

This Proxy Statement is furnished to the shareholders of Cryo-Cell International, Inc. (the “Company”) in connection with the Annual Meeting of Shareholders and any adjournments or postponements thereof. The meeting will be held at Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677, on November 21, 2019 at 10:00 a.m., local time.

This Proxy Statement and the Notice of Annual Meeting are being provided to shareholders beginning on or about October 31, 2019. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018 accompanies this Proxy Statement. The Company, a Delaware corporation, has its principal executive offices at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Shareholders Entitled to Vote

Only holders of record of our shares of common stock at the close of business on October 21, 2019 are entitled to notice of and to vote at the meeting and at any adjournments or postponements of the meeting. Each share entitles its holder to one vote on each matter presented at the meeting. The holders of one-third of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were 7,510,884 shares outstanding, which number includes shares proposed to be ratified pursuant to Proposals 4(a)–(d), but not shares that will be surrendered if such Proposals are approved.

Vote Required

As provided in the Company’s bylaws, directors are elected by a plurality of votes cast. This means that the seven candidates receiving the highest number of “FOR” votes will be elected. In the election of directors, you may vote “FOR” or “WITHHOLD” with respect to each of the nominees. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining if there is a quorum at the Annual Meeting but will not be considered to have been voted for or against the director nominee. Withhold votes will have no effect on the outcome of the election.

When voting on all other business matters, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Approval of each of Proposals 2, 3 and 5 requires a majority of votes cast affirmatively or negatively at a meeting by the holders of shares entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the vote on such Proposals because they do not count as a vote cast.

Approval of each of Proposals 4(a), 4(b), 4(c) and 4(d) requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, respectively, on each such Proposal. Abstentions with respect to any of these Proposals have the effect of a vote “AGAINST” that Proposal. Broker non-votes, if any, with respect to any of these Proposals will have no effect on the outcome of the Proposals.

Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the Common Stock outstanding. Abstentions and broker non-votes, if any, with respect to such Proposal will have the effect of a vote “AGAINST” such Proposal.

As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, while this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors.

No proposals other than those identified on the Notice of Annual Meeting were submitted to the Company pursuant to the advance notice provisions of the Company’s bylaws. Thus, any other proposals raised at the Annual Meeting, other than procedural matters raised by the Chairman of the Annual Meeting, will be ruled out of order.

To determine whether Proposals 4(a)-(d) have been adopted, the Company will instruct the inspector of elections to provide a report that subtracts from the votes cast in favor of Proposals 4(a)-(d), and that treats as not having been outstanding and entitled to vote for purposes of these Proposals, a number equal to 854,298 shares of Common Stock, which is equal to the number of shares that are listed on the Company’s records as outstanding but which may not be valid because of the irregularities described in Proposals 4(a)-(d). If Proposals 4(a)-(d) are adopted by stockholders, all of the shares of Common Stock ratified in accordance with those Proposals will be treated as valid and entitled to vote for purposes of the other Proposals submitted for stockholder action at the Annual Meeting. Accordingly, if Proposals 4(a)-(d) are adopted, no shares of Common Stock listed as outstanding on the Company’s records will be subtracted from the voting results, and none of those shares will be treated as if they are not outstanding, for Proposals 1-3 and 5-6; however, shares surrendered in connection with the adoption of Proposals 4(a)-(d) will not be treated as outstanding. If one or more of Proposals 4(a)-(d) are not adopted by stockholders, the Company will instruct the inspector of elections to subtract from the shares voted in favor of Proposals 1-3 and 5-6, and to treat as not outstanding for purposes of those Proposals, the same number of shares of Common Stock that are subtracted from the voting results for Proposals 4(a)-(d) as described above, in order to determine the outcome of Proposals 1-3 and 5-6.

On March 8, 2018, the Company entered into Stockholder Agreements with George Gaines, a member of the Board of Directors of the Company, David Portnoy, Co-Chief Executive Officer of the Company and Mark Portnoy, Co-Chief Executive Officer of the Company (“Restricted Stockholders”), copies of which were filed on March 13, 2018 with the Securities and Exchange Commission under cover of Form 8-K. Pursuant to the Stockholder Agreements, the Restricted Stockholders may vote their shares of Common Stock of the Company up to their respective Voting Percentage Limit in their discretion with regard to the election of directors and all other matters. For this purpose, “Voting Percentage Limit” means 14.35% of the Common Stock outstanding on the record date for Mr. David Portnoy, 9.5% of the Common Stock outstanding on the record date for Mr. Mark Portnoy, and 11.15% of the Common Stock outstanding on the record date for Mr. George Gaines. If a Restricted Stockholder owns shares of Common Stock in excess of his respective Voting Percentage Limit, such person must vote such shares:

•

With respect to Proposal 1, in the same proportion as the Common Stock not beneficially owned by Mr. David Portnoy, Mr. Mark Portnoy or Mr. George Gaines are voted affirmatively “for” or to “withhold authority” with respect to, as applicable, the election of each person nominated to serve as a director.

•

With respect to all other Proposals, in the same proportion as the Common Stock not beneficially owned by any current officer or director are voted “for” or “against”, or “abstain” with respect to, each such Proposal. For this purpose, broker non-votes and all shares of Common Stock that are not present, in person or by proxy, at the Annual Meeting are not considered.

For purposes of Proposals 4(a)-4(d) (and assuming Proposals 4(a)-4(d) are not adopted, all other Proposals), Mr. David Portnoy, Mr. Mark Portnoy and Mr. Gaines have beneficial ownership of 9.60%, 3.40% and 15.94%, respectively, of the Common Stock outstanding on the record date. Assuming Proposals 4(a)-4(d) are adopted, Mr. David Portnoy, Mr. Mark Portnoy, and Mr. Gaines have beneficial ownership of 13.92%, 7.62% and 14.29%, respectively of the Common Stock outstanding on the record date for all other Proposals.

Copies of the Stockholders Agreements are attached as Exhibits 10.3, 10.4 and 10.5, respectively, to the Current Report on Form 8-K filed with the SEC on March 13, 2018.

How to Vote

Your vote is very important to the Board no matter how many shares of Common Stock you own. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares today.

If You Are a Record Holder of Common Stock

If you are a record holder of Common Stock (including unvested restricted stock), you may vote your shares either by submitting a proxy in advance of the Annual Meeting or by voting in person at the Annual Meeting. By submitting a proxy, you are legally authorizing another person to vote your shares on your behalf. We urge you to use the enclosed proxy card to vote FOR the Board’s nominees and FOR Proposals 2 through 6. If you submit the executed proxy card which accompanies this proxy statement, but you do not indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this Proxy Statement. In addition, if any other matters are brought before the Annual Meeting (other than the Proposals contained in this Proxy Statement), then the individuals listed on the proxy card will have the authority to vote your shares on those other matters in accordance with their discretion and judgment.

Whether or not you plan to attend the Annual Meeting, we urge you to promptly submit a proxy by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you later decide to attend the Annual Meeting and vote in person, that vote will automatically revoke any previously submitted proxy.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name,” i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. Please note that if you intend to vote your street name shares in person at the Annual Meeting, you must provide a “legal proxy” from your custodian at the Annual Meeting.

Under applicable rules, brokers who hold shares in “street name” for customers (including securities like our Common Stock) have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to matters deemed “non-routine,” including any director election, contested matter or other matter that may substantially affect the rights and privileges of stockholders. As a result, absent specific instructions from the beneficial owner of such shares, brokers are not empowered to vote those shares on “non-routine” matters, which are referred to generally as “broker non-votes.” Proposal 2, regarding the ratification of auditors, is considered routine, so that there will be no “broker non votes” on such Proposal. Broker non-votes will have no effect on the outcome of Proposals 1, 3, 4(a), 4(b), 4(c), 4(d), and 5, and will count as a vote “AGAINST” Proposal 6.

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Secretary of the Company, (2) submitting a later dated proxy, or (3) attending the Annual Meeting and voting in person.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of seven individuals and all seven individuals listed below have been nominated for reelection to the Board at the Annual Meeting. Each of the nominees named below is currently a director of the Company. If elected, each of the seven directors will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or as otherwise provided by the Company’s bylaws or by Delaware law. Each person nominated for election has consented to being named in this proxy statement and has agreed to serve if elected. The Board does not believe that any nominee will be unable to serve.

Nominees for Election of Director

The name, age, principal occupation and other information concerning each current nominee for election as a director are set forth below:

David I. Portnoy, age 56, Chairman and Co-Chief Executive Officer. Mr. Portnoy has served as Chairman of the Board and Co-Chief Executive Officer of the Company since August 2011. Since 2002, Mr. Portnoy has served as Chairman of the Board of Directors of Partner-Community, Inc., which provides software and hardware integration solutions to telecommunication companies and which was awarded the Verizon 2010 Supplier Recognition Award for Outstanding Performance. Mr. Portnoy provided the initial venture capital to Waves Audio Ltd, a leading audio technology company. Mr. Portnoy graduated Magna Cum Laude in 1984 from The Wharton School of Finance at the University of Pennsylvania where he earned a Bachelor of Science Degree in Economics with a joint major in finance and accounting. David I. Portnoy is the brother of Mark L. Portnoy, a director and Co-Chief Executive Officer of the Company. We believe that Mr. Portnoy’s knowledge of the Company having served as its Co-Chief Executive Officer assists the Board with its oversight of the strategic plan of the Company. Additionally, we believe that Mr. Portnoy’s financial and business experiences provide the Board with general business acumen.

Mark L. Portnoy, age 55, Co-Chief Executive Officer. Mr. Portnoy has served as a director and Co-Chief Executive Officer since August 2011. Additionally, since 2002 and 2007, Mr. Portnoy has served on the boards of directors of Partner-Community, Inc. and uTIPu Inc., a private Internet-based business, respectively. Mr. Portnoy has been engaged in managing his personal investments since April 1997. From January 1995 to April 1997, Mr. Portnoy was employed at Strome, Susskind Investments as its Chief Fixed Income Trader. From March 1986 until November 1991, Mr. Portnoy was employed at Donaldson, Lufkin & Jenrette Securities Corp. as a Fixed Income Arbitrage Trader, with a trading portfolio ranging in size from $1 billion to $7 billion. In addition to the finance experience, Mr. Portnoy’s experience includes negotiating contracts for National Basketball Association (NBA) players totaling approximately $30 million. Mr. Portnoy graduated Phi Beta Kappa from the University of North Carolina at Chapel Hill with a degree in Economics in December 1985. Mark L. Portnoy is the brother of David I. Portnoy, Chairman of the Board and Co-Chief Executive Officer of the Company. We believe that Mr. Portnoy’s knowledge of the Company having served as its Co-Chief Executive Officer assists the Board with its oversight of the strategic plan of the Company. Additionally, we believe that Mr. Portnoy’s financial and business experiences provide the Board with general business acumen.

Jonathan H. Wheeler M.D., age 60, has served as a director since August 2011. Dr. Wheeler is a licensed physician specializing in the fields of obstetrics and gynecology. He has practiced in these fields in Newport Beach, California since 1992. Dr. Wheeler received his B.A. in Biology from the State University of New York (SUNY) at Buffalo. He completed his medical degree at Cornell University Medical College in 1986. His Obstetrics and Gynecology training was received at UCLA Medical Center in a combined internship and residency program. There, he received honorary awards for his work in advanced laparoscopy and completed research in innovative surgical techniques. Dr. Wheeler is Board certified in Obstetrics and Gynecology. He is a member of the American College of Obstetrics and Gynecology, the American Association of Gynecologic Laparoscopists, the Orange County Obstetrics and Gynecology Society and is a Diplomat of the American Board of Obstetrics and Gynecology. In the past Dr. Wheeler has served as Chairman and Vice-Chairman of the Department of Obstetrics and Gynecology at Hoag Hospital and has served on numerous committees including education, surgery and advancement of Women’s Health Services. We believe that Dr. Wheeler’s professional experience provides the Board with critical insight into the medical fields of obstetrics and gynecology.

Additionally, we believe that through his attendance at medical conferences and seminars, as well as through his daily medical practice, Dr. Wheeler provides the Company with additional business development opportunities through his extensive industry contacts.

George Gaines, age 65, has served as a director since August 2011. Since 2012 Mr. Gaines has been a Managing Director of Harpeth Fund Advisors, a division of Harpeth Capital LLC, an investment banking and private equity fund placement agent headquartered in Nashville, Tennessee. We believe that Mr. Gaines’ business experience provides the Board with general business acumen and an increased ability to effectively oversee and assess management’s execution of the Company’s business.

Harold D. Berger, age 55, has served as a director since August 2011. Mr. Berger is a certified public accountant. Prior to opening his own accounting practice in 2005, Mr. Berger was an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. Over the past 25 years, Mr. Berger also has served on boards for a variety of charitable organizations. Mr. Berger currently serves as Treasurer and Executive Committee Member of the Holly Lane Foundation (f/k/a The Gatchell Home, Inc.), as Director and Finance committee member of the Jewish Educational Loan Fund, Inc., and as Director and financial adviser to The Atlanta Group Home Foundation, Inc. Mr. Berger graduated in December 1987 from the University of Texas at Austin with a Master’s Degree in Professional Accounting. Mr. Berger is a member of the American Institute of Certified Public Accountants (AICPA) and the Georgia Society of Certified Public Accountants (GSCPA). We believe that Mr. Berger’s years of experience as an auditor and accountant, including expertise in financial accounting, provides the Board and the Audit Committee of the Board with valuable financial and accounting experience.

Arthur Ellis, age 54, has served as a director since 2018. Mr. Ellis is a licensed attorney. Mr. Ellis received his AB and AM from The University of Chicago and his JD from Boston University. Mr. Ellis is a practicing attorney who regularly advises businesses on a broad range of legal issues from negotiating new business ventures through client disputes and litigation. Mr. Ellis currently serves as the treasurer of The Uptown People’s Law Center (UPLC), a legal aid clinic in serving residents of the Uptown neighborhood in Chicago and protecting the rights of prisoners in the Illinois Department of Corrections. Mr. Ellis served as chairman of the board of UPLC from 2008 through 2019. From 1995 through 2011, Mr. Ellis also founded and ran The Nanny Tax Company a company providing tax reporting services to domestic employers across the United States. Mr. Ellis previously served as a director for City National Bancshares, Inc. We believe that Mr. Ellis’ business and legal experience provide the Board with general business acumen, legal experience and assists in working with outside counsel.

Brian Sheehy, age 48, has served as a director since 2018. Mr. Sheehy received his B.A. in Biochemistry and Environmental Science from the University of California, Berkeley, his M.A. from University of Exeter and his M.D. from New York Medical College. Mr. Sheehy is the founder and managing partner, since 2010, of IsZo Capital. Mr. Sheehy was the cofounder in 2002 of Black Horse Capital and managing partner until 2008. He is also a Chartered Financial Analyst. We believe that Mr. Sheehy’s experience provides the Board with general business acumen and an increased ability to effectively oversee and assess management’s execution of the Company’s strategic business plan.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF DAVID PORTNOY, MARK PORTNOY, JONATHAN WHEELER, GEORGE GAINES, HAROLD BERGER, ARTHUR ELLIS AND BRIAN SHEEHY BY EXECUTING AND RETURNING THE ENCLOSED PROXY CARD OR VOTING BY ONE OF THE OTHER WAYS INDICATED THEREON. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE.

Other Executive Officers

Biographical information regarding the Company’s executive officers who are not directors of the Company is set forth below:

Jill Taymans, age 50, is the Company’s Vice President, Finance and Chief Financial Officer. Ms. Taymans joined the Company in April 1997 serving initially as Controller and was appointed Chief Financial Officer in May 1998. Ms. Taymans graduated from the University of Maryland in 1991 with a BS in Accounting. She has worked in the accounting industry for over 25 years in both the public and private sectors. Prior to joining the Company, she served for three years as Controller for a telecommunications company.

Oleg Mikulinsky, age 46, is the Company’s Chief Information Officer. Mr. Mikulinsky has served as Cryo-Cell’s Chief Information Officer since March 2012. Mr. Mikulinsky is a software technologist and serial entrepreneur. He has been a founding member of several software enterprises and most recently served as Chief Technology Officer of Partner-Community, Inc. and Chief Technology Officer at uTIPu Inc. from 2007 to 2009. Before that, Mr. Mikulinsky served as the Director of Enterprise Architecture at WebLayers, Inc., where he defined enterprise architecture best practices for companies like AT&T and Defense Information’s Systems Agency (DISA), as well as for many major banking institutions. He contributed to the development of international systems interoperability standards at OASIS-OPEN.ORG and WS-I.ORG. Prior to starting his professional career as a software engineer in United States, Mr. Mikulinsky studied radio electronics at the Bauman Moscow State Technical University (BMSTU), Russia.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the board of directors. Currently, the size of the board of directors is set at seven members. Each director is elected to hold office for a period of one year or until his or her successor is elected. The Company does not have a policy regarding director attendance at annual meetings of shareholders, although directors are requested to attend these meetings absent unavoidable consequences. Each director of the Company then in office attended the 2018 Annual Meeting of Shareholders.

The board of directors held seven meetings during the fiscal year ended November 30, 2018, and each of the directors then in office, attended at least 75% of the regularly scheduled meetings of the board and the committees of the board of which the director was a member. The committees established by the board of directors include the following:

Audit Committee

The current members of the Audit Committee are Messrs. Berger (Chairman), Ellis, Gaines and Wheeler. The Audit Committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors, which is available on the Company’s website at www.cryo-cell.com. The charter sets out the responsibilities, authority and specific duties of the Audit Committee. In addition, the charter specifies the structure and membership requirements of the committee, as well as the relationship of the Audit Committee to the independent auditors and management of the Company.

The Audit Committee assists the board of directors in fulfilling its oversight responsibilities by reviewing the Company’s internal control systems, audit functions, financial reporting processes, the audit of the Company’s financial statements and methods of monitoring compliance with legal and regulatory matters. In performing these functions, the Audit Committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the Audit Committee appoints and the full board of directors ratifies the Company’s independent auditors. The Audit Committee met four times during the last fiscal year. The members of the Audit Committee are deemed independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

The board of directors has determined that each of the Audit Committee members is able to read and understand fundamental financial statements. In addition, the board of directors has determined that Audit Committee member Mr. Harold Berger is an “Audit Committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Exchange Act of 1934. Mr. Berger’s relevant experience includes his current position as partner at his own accounting practice and his prior position as an equity partner with Habif, Arogeti & Wynne, LLP, an accounting firm based in Atlanta, Georgia. In addition, Mr. Berger has a Master’s Degree in Professional Accounting from the University of Texas at Austin.

Compensation Committee

The current members of the Compensation Committee are Messrs. Ellis (Chairman), Berger, Gaines, Sheehy and Wheeler. The primary function of the Compensation Committee is to establish and oversee the Company’s compensation policies and programs, which determines management and executive compensation benefits. The Compensation Committee is also responsible for the administration of the Company’s incentive and stock option plans and is the approving authority for management recommendations with respect to option grants. The Compensation Committee met two times during last fiscal year. The Compensation Committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors which is available on the Company’s website at www.cryo-cell.com. The charter sets out the responsibilities, authority and specific duties of the Compensation Committee.

Governance Committee

The current members of the Governance Committee are Dr. Wheeler and Messrs. Berger, Ellis and Gaines (Chairman). The primary focus of the Governance Committee is on the broad range of issues surrounding the composition and operation of the Company’s board of directors. The committee provides assistance to the board of directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the board of directors, and review and consideration of developments in corporate governance practices. The committee’s goal is to assure that the composition, practices and operation of the board of directors contribute to value creation and effective representation of the Company’s shareholders.

The Governance Committee performs similar functions to a nominating committee for the Company, as described above. The Governance Committee has adopted a charter which is available on the Company’s website at www.cryo-cell.com. The charter does not, however, cover the procedures for director nominations made by our board of directors. During the last fiscal year there was not a meeting of the Governance Committee.

Director Independence and Board Leadership Structure

The Board determined that the following directors are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards, which we choose to follow: Harold Berger, Arthur Ellis, George Gaines, Brian Sheehy and Jonathan Wheeler.

Mr. David Portnoy serves as our Chairman of the Board. Mr. David Portnoy also serves as Co-Chief Executive Officer of the Company along with Mr. Mark Portnoy, who is the brother of David Portnoy. Messrs. Portnoy and Portnoy have served in these positions since August 2011.

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors reviews information regarding the Company’s financial position, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees potential conflicts of interest. The Governance Committee reviews the Board’s leadership structure to ensure that it is most appropriate for the Company. While each committee is responsible for evaluating certain tasks and overseeing the management of such risks, the entire Board of Directors is regularly informed about such risks.

Director Nomination Process

When a directorship becomes vacant, or the board otherwise determines that an individual should be recruited for possible nomination to the board, the Governance Committee, in consultation with the Company’s Co-Chief Executive Officers, will prepare a profile of a candidate expected to provide the most meaningful contribution to the board as a whole. The Governance Committee (or a subcommittee designated by the Governance Committee) will generally consider all of the following: (a) the candidate’s skills, experience and other relevant biographical information, (b) the candidate’s general interest in serving a public corporation, (c) the candidate’s ability to attend board and committee meetings, and (d) any potential concerns regarding independence or conflicts of interest. Following the initial screening, if the Governance Committee approves a candidate for further review, the Governance Committee will establish an interview process for the candidate. It is expected that a majority of the members of the Governance Committee, along with the Company’s Co-Chief Executive Officers, would interview each candidate. At the same time, the Governance Committee, assisted by the Company’s legal counsel, will conduct a comprehensive conflicts-of-interest assessment for the candidate. The Governance Committee will then consider reports of the interviews and the conflicts-of-interest assessment and determine whether to recommend the candidate to the full board of directors. A subcommittee of the Governance Committee, management representatives designated by the Governance Committee or a search firm selected by the Governance Committee may assist the process. Any nominee recommended by a shareholder would be subject to the same process.

The Governance Committee will consider director-nominees submitted by shareholders. Any shareholder recommendation should be submitted in writing to the Company in care of the Corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677, along with the written consent of such nominee to serve as a director if so elected. Any such recommendation by a shareholder shall be referred to the Governance Committee, and the Governance Committee, in consultation with the Company’s Co-Chief Executive Officers, will review the nomination in accordance with the Company’s certificate of incorporation, bylaws and applicable laws and regulations. The Governance Committee considers general business experience, industry experience, experience as a director of other companies, probable tenure if elected and other factors as relevant in evaluating director-nominees.

According to the Company’s bylaws, only persons nominated in accordance with the following procedures shall be eligible for election as directors at an annual shareholders meeting. Nominations of persons for election as directors at an annual meeting of shareholders may be made by or at the direction of the board of directors or by any shareholder of record in the manner described below. For a nomination to be properly made by a shareholder, the shareholder must be a shareholder of record at the time of the giving of notice and must give written notice to the Company’s corporate Secretary so as to be received at the principal executive offices of the Company not more than 90 days and no less than 60 days before the first anniversary of the date on which the Company mailed its proxy materials for the preceding year’s annual meeting, except that if the date of the Annual Meeting has been changed by more than 30 days from the date of the anniversary of the proceeding year’s annual meeting, such notice must be so received no later than the later of the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. The public disclosure of an adjournment of an annual meeting will not commence a new time period for the giving of a timely shareholder notice. Each such notice shall set forth:

•	the name and address, as they appear on the Company’s books, of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made;

•	a representation that the shareholder giving the notice is a holder of record of stock of the Company entitled to vote at such annual meeting;

•

the class and number of shares of stock of the Company owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made;

•

a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice;

•

such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors;

•	the signed consent of each nominee to serve as a director of the Company if so elected;

•

whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least a majority of shares of capital stock entitled to vote in the election of directors or to otherwise engage in a solicitation of proxies; and

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice.

This description of the procedures that must be followed by a stockholder in order to nominate a person for election to the board of directors at an annual meeting of stockholders is not complete and is qualified in its entirety by Article II, Section 10 of the Company’s Bylaws, a copy of which, as amended, is attached as Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on December 11, 2018.

Composition of Board and Vacancies

According to the Company’s bylaws, the number of the directors of the Company is to be established by the Board of Directors from time to time, and, from time to time, the number of directors may be increased or decreased by a majority vote of the Board of Directors. Pursuant to the Company’s bylaws, any vacancy in the Board of Directors resulting from an increase in the number of directors shall be filled for the unexpired portion of the term by the majority vote of the remaining directors, though less than a quorum, at any regular meeting or special meeting of the Board called for that purpose. If at any time a vacancy would otherwise exist on the Board of Directors resulting from death, resignation or removal of a director, the number of directors shall be automatically decreased accordingly so that such vacancy no longer exists.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who are the beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments that we received with respect to transactions during the fiscal year ended November 30, 2018, we believe that all such forms were filed on a timely basis.

Ability of Shareholders to Communicate with the Board of Directors

The Company’s board of directors has established several means for our shareholders to communicate with the board of directors. If a shareholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s Audit Committee, in care of the corporate Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the corporate Secretary, at the Company’s headquarters address. All shareholder communications will be sent to the applicable director(s).

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Porter Keadle Moore (“PKM”) served as our independent registered public accounting firm for the fiscal year ended November 30, 2018 and was appointed to serve in that capacity in fiscal 2019. Effective October 1, 2019, PKM combined its practice (the “Practice Combination”) with Wipfli LLP (“Wipfli”). As a result of the Practice Combination, PKM effectively resigned as the Company’s independent registered public accounting firm and Wipfli, as the successor to PKM following the Practice Combination, was engaged as the Company’s independent registered public accounting firm. The Company’s Audit Committee was notified of the Practice Combination and the effective resignation of PKM and ratified and approved the engagement of Wipfli.

We anticipate that a representative of Wipfli will be available at the Annual Meeting to respond to questions and make a statement if they desire to do so.

At the Annual Meeting, our shareholders will be asked to ratify the selection of Wipfli as our independent registered public accountants for the fiscal year ending November 30, 2019. Although there is no requirement that we submit the appointment of independent registered public accountants to shareholders for ratification, we believe that it is good corporate practice to do so. Even if the appointment is ratified, however, the Audit Committee of our board of directors may, in its discretion, direct the appointment of different independent registered accountants during the year, if the Audit Committee determines such a change would be in our best interests.

Vote Required and Board Recommendation

Approval of this Proposal requires a majority of votes cast affirmatively or negatively at a meeting by the holders of shares entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the vote on such Proposals because they do not count as a vote cast.

Our board of directors recommends you vote “FOR” ratification of the appointment of Wipfli as our independent registered public accountants. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

Fees to Independent Auditors

The following table presents fees for professional audit services rendered by PKM for the audit of the Company’s financial statements for the fiscal years ended November 30, 2018 and November 30, 2017 and fees billed for other services rendered by Wipfli during these periods.

	2018	2017
Audit Fees	$255,457	$207,521
Audit Related Fees	49,718	—
Tax Fees	84,478	56,954
Other	—	—

Total	$389,653	$266,475

Audit Fees

Audit fees consisted of fees billed by our principal accountants for professional services rendered for the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K for the fiscal years ended November 30, 2018 and November 30, 2017 as well as assistance with and review of documents filed with the SEC.

Audit Related Fees

Audit related fees consisted of fees billed for professional services by our principal accountants during the fiscal year ended November 30, 2018 related primarily to the Cord:Use acquisition and accounting consultations.

Tax Fees

Tax fees consisted of the aggregate fees billed by our principal accountants for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended November 30, 2018 and November 30, 2017.

Other Fees

The Company did not incur other fees by our principal accountants for the fiscal years ended November 30, 2018 and November 30, 2017.

The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. All of the fees described above under the captions “Audit-Related Fees,” “Tax Fees” and “Other Fees” and paid to Wipfli were pre-approved by the audit committee.

No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Wipfli. Furthermore, no work of with respect to its services rendered to the Company was performed by anyone other than Wipfli.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the committee has met and held discussions with management and Wipfli. Management represented to the committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. The committee has discussed with the Company’s independent auditors, with and without management present, their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the Audit Committee recommended to the board of directors, and the board of directors approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2018, for filing with the Securities and Exchange Commission.

Harold Berger (Chairman)        Arthur Ellis            George Gaines                Jonathan Wheeler

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 8, 2019 by (i) each current director and executive officer of the Company, (ii) each director nominee of the Company, (iii) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, each of the shareholders named in the table has sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The following table (including footnotes) includes shares beneficially owned by certain persons that may be defective, as described in Proposals 4(a)–(d). If Proposals 4(a)-(d) are approved by stockholders, such potentially defective shares (other than those defective shares listed in Annex I or II as either being surrendered or not being ratified) will be ratified in the manner, and have the effects, described in Proposal 4(a)—“Effect of the Ratification,” below. The numbers in the table, both absolute and as a percent of class, will need to be adjusted accordingly regardless of whether Proposals 4(a)-4(d) are adopted.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class (1)
Five Percent Shareholders:
Mary J. Nyberg Trustee of the CDMJ Nyberg Family Trust, U/A/D June 9, 2005 (3)	600,000	7.69%
CU Blood, Inc. (4)	465,426	5.96%
Adam Fleishman Trustee of the Adam Fleishman Trust dated April 13, 2001 (5)	509,000	6.52%
Current directors, nominees and executive officers:
David Portnoy (6)	1,614,055	19.65%
Mark Portnoy (7)	1,101,349	13.44%
George Gaines (8)	1,119,450	14.26%
Harold Berger (9)	72,380	*
Jonathan Wheeler (10)	111,250	1.42%
Jill Taymans (11)	52,896	*
Oleg Mikulinsky (123)	90,583	1.15%
Arthur Ellis (13)	123,538	1.58%
IsZo Capital LP – Brian Sheehy (14)	490,866	6.29%
All current directors and executive officers as a group (9 persons) (15)	4,776,366	54.03%

*	Less than 1%.
(1)

Pursuant to applicable SEC rules, the percentage of voting stock for each shareholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such shareholders as October 8, 2019 by (ii) the sum of (a) 7,803,333, which is the number of shares of common stock outstanding as October 8, 2019, plus (b) the number of shares issuable upon exercise of options held by such shareholder which were exercisable as of October 8, 2019 or will become exercisable within 60 days. Unless otherwise indicated, the address of each person in the table is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

(2)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table of any shares of Common Stock if he or she has shared voting or investment power with respect to such security or has a right to acquire beneficial ownership at any time within 60 days from October 8, 2019. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.

(3)

Mary J. Nyberg as trustee of CDMJ Nyberg Family Trust, U/A/D June 9, 2005 filed a Schedule 13G/A on January 17, 2018 (“the Schedule 13G/A”) reporting the following beneficial ownership: (i) 600,000 shares of common stock held by CDMJ Nyberg Family Trust U/A/D June 9, 2005, as to which this trust has the sole power to vote and dispose or direct the disposition. Beneficial ownership information is supplied per the Schedule 13G. The address for the CDMJ Nyberg Family Trust is 4555 E. Mayo Blvd., Phoenix, AZ 85050.

(4)

CU Blood, Inc. (“CU Blood”) filed a Schedule 13G on June 21, 2018 reporting the following beneficial ownership (i) 465,426 shares of common stock held by CU Blood as to which CU Blood has the power to vote and dispose or direct the disposition. Beneficial ownership information is supplied per the Schedule 13G. The address for CU Blood, Inc. is 1991 Summit Park Drive, Suite 2000, Orlando, FL 32810.

(5)

Adam Fleishman as trustee of Adam Fleishman Trust April 13,2001 filed a Schedule 13G on January 5, 2015 (“the Schedule 13G”) reporting the following beneficial ownership: (i) 279,000 shares of common stock held by Adam Fleishman Trust dated April 13, 2001, as to which this trust has the sole power to vote and dispose or direct the disposition, and (ii) 230,000 shares of common stock held by Adam Fleishman. Beneficial ownership information is supplied per the Schedule 13G. The address for Adam Fleishman is 775 Summit Drive, Deerfield, Illinois 60015.

(6)

Includes 58,011 shares of Common Stock held directly through a 401(k) plan account, 199,080 shares of Common Stock held directly through IRA accounts of David Portnoy, 582,133 shares he owns individually, 151,224 shares of Common Stock held by Partner-Community, Inc., as to which David Portnoy may be deemed the beneficial owner as Chairman of the Board and Secretary, 55,219 shares of Common Stock held by uTIPu, as to which David Portnoy may be deemed the beneficial owner as Chairman of the Board, 59,027 shares of Common Stock held by Mayim Investment Limited Partnership, as to which David Portnoy may be deemed the beneficial owner as the managing member and owner of Mayim Management, LLC, which is the general partner of Mayim Management Limited Partnership, which is the general partner of Mayim Investment Limited Partnership; 78,864 shares of Common Stock held by David Portnoy’s spouse, 9,974 shares held by David Portnoy as custodian for his minor son and 9,122 shares held by David Portnoy as custodian for his minor daughter. Includes 411,401 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.

(7)

Includes 18,055 shares held through a 401(k)-plan account; 617,491 shares that Mark Portnoy owns individually; and 71,529 shares held by Capital Asset Fund #1 Limited Partnership, as to which Mark Portnoy may be deemed beneficial owner as its general partner. Also, includes 394,274 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.

(8)	Includes 46,250 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.
(9)	Includes 46,250 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.
(10)	Includes 46,250 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.
(11)	Includes 7,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019
(12)	70,963 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.
(13)	Includes 6,667 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019
(14)

A group consisting of IsZo Capital L.P (the “Fund”)., IsZo Capital GP LLC (“IsZo GP”), IsZo Capital Management LP (“ICM”) and Brian Sheehy filed a Schedule 13G on February 14, 2019 and subsequent Form 4’s filed on January 11, 2019, February 11, 2019, June 5, 2019 and September 4, 2019 reporting the following beneficial ownership: (i) 484,199 shares of common stock held by the Fund as to which IsZo GP, ICM and Brian Sheehy have the power to vote and dispose or direct the disposition. The address for the Fund is 415 Madison Avenue, 15th Floor, New York, New York 10017. Includes 6,667 shares subject to stock options that are currently exercisable.

(15)	Includes 1,036,221 shares subject to stock options that are currently exercisable or exercisable within 60 days of October 8, 2019.

On March 8, 2018, the Company entered into Stockholder Agreements with George Gaines, a member of the Board of Directors of the Company, David Portnoy, Co-Chief Executive Officer of the Company and Mark Portnoy, Co-Chief Executive Officer of the Company (“Restricted Stockholders”), copies of which were filed on March 13, 2018 with the Securities and Exchange Commission under cover of Form 8-K. Pursuant to the Stockholder Agreements, the Restricted Stockholders may vote their shares of Common Stock of the Company up to their respective Voting Percentage Limit in their discretion with regard to the election of directors and all other matters. For this purpose, “Voting Percentage Limit” means 14.35% of the Common Stock outstanding on the record date for Mr. David Portnoy, 9.5% of the Common Stock outstanding on the record date for Mr. Mark Portnoy, and 11.15% of the Common Stock outstanding on the record date for Mr. George Gaines. If a Restricted Stockholder owns shares of Common Stock in excess of his respective Voting Percentage Limit, such person must vote such shares:

•

With respect to Proposal 1, in the same proportion as the Common Stock not beneficially owned by Mr. David Portnoy, Mr. Mark Portnoy or Mr. George Gaines are voted affirmatively “for” or to “withhold authority” with respect to, as applicable, the election of each person nominated to serve as a director.

•

With respect to all other Proposals, in the same proportion as the Common Stock not beneficially owned by any current officer or director are voted “for” or “against”, or “abstain” with respect to, each such Proposal. For this purpose, broker non-votes and all shares of Common Stock that are not present, in person or by proxy, at the Annual Meeting are not considered.

For purposes of Proposals 4(a)-4(d) (and assuming Proposals 4(a)-4(d) are not adopted, all other Proposals), Mr. David Portnoy, Mr. Mark Portnoy and Mr. Gaines have beneficial ownership of 9.60%, 3.40% and 15.94%, respectively, of the Common Stock outstanding on the record date. Assuming Proposals 4(a)-4(d) are adopted, Mr. David Portnoy, Mr. Mark Portnoy, and Mr. Gaines have beneficial ownership of 13.92%, 7.62% and 14.29%, respectively of the Common Stock outstanding on the record date for all other Proposals.

Copies of the Stockholders Agreements are attached as Exhibits 10.3, 10.4 and 10.5, respectively, to the Current Report on Form 8-K filed with the SEC on March 13, 2018.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation during the fiscal year ended November 30, 2018, November 30, 2017 and November 30, 2016, paid to or earned by (i) the Company’s Co-Chief Executive Officers and (ii) the two other most highly compensated individuals that served as executive officers of the Company as of November 30, 2018, November 30, 2017 and November 30, 2016, whose total compensation received from the Company during such fiscal year exceeded $100,000 (collectively, the “named executive officers”). The following table and summary (including Narrative Disclosure Regarding Summary Compensation Table) describes grants of awards and issuances of shares that may be defective, as described in Proposals 4(a)–(d). If Proposals 4(a)-(d) are approved by stockholders, such potentially defective awards and shares (other than those defective awards and shares listed in Annex I or II as either being surrendered or not being ratified) will be ratified in the manner, and have the effects, described in Proposal 4(a)—“Effect of the Ratification,” below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Common Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($)	Total ($)
David Portnoy	2018	$547,350	$304,083	$43,432	$86,711	$0	$981,576
Co-Chief Executive Officer	2017	$409,500	$403,960	$376,490	$44,081	$0	$1,234,031
	2016	$390,000	$382,933	$798,954	$88,175	$0	$1,660,062
Mark Portnoy Co-Chief Executive Officer	2018	$435,450	$241,916	$8,811	$70,474	$0	$756,650
	2017	$346,500	$341,812	$327,383	$37,299	$0	$1,052,994
	2016	$330,000	$324,020	$694,744	$74,608	$0	$1,423,372
Jill Taymans	2018	$187,197	$11,500	$0	$0	$0	$198,697
Vice President Finance, Chief	2017	$177,852	$9,450	$0	$0	$0	$187,302
Financial Officer	2016	$177,852	$9,000	$0	$12,879	$0	$199,731
Oleg Mikulinsky	2018	$250,114	$27,775	$59,689	$0	$0	$337,579
Chief Information Officer	2017	$220,500	$21,752	$130,115	$0	$0	$373,473
	2016	$210,000	$20,596	$31,747	$27,150	$0	$289,493

(1)

Represents the dollar amount recognized for financial reporting purposes in fiscal 2018, 2017 and 2016. The fair value was estimated using the Black-Scholes option-pricing model. The amount reported has been adjusted to eliminate service-based forfeiture assumptions used for financial reporting purposes. See Note 11, Shareholders’ Equity, to our consolidated financial statements contained in our annual report for a discussion of our accounting for stock options and the assumptions used.

(2)	Represents perquisites and other benefits, valued on the basis of aggregate incremental cost to the Company.

Narrative Disclosure Regarding Summary Compensation Table

Compensation Philosophy

Our executive compensation policies are designed to provide competitive levels of compensation that integrate pay with our annual objectives and long-term goals, align the long-term interests of management with those of our shareholders, reward for achieving performance objectives, recognize individual initiative and achievements, and assist us in attracting and retaining highly qualified and experienced executives. The Compensation Committee of our board of directors is primarily responsible for acting on our philosophical approach to executive compensation. There are three primary elements in our executive compensation program: base salary compensation, cash bonus and stock options.

Base salary compensation is based on the potential impact the individual may have on the Company, the skills and experience required by the job, comparisons with comparable companies and the performance and potential of the incumbent in the job.

A cash bonus pool along with Company performance targets and individual performance objectives are established at the beginning of each fiscal year by the Compensation Committee. At the end of the fiscal year each performance target is measured and bonuses are paid if the set performance targets established at the beginning of the fiscal year are attained. A percentage of the pre-determined cash bonus pool is paid to the named executive officer depending on the performance targets met by the Company and the individual. In fiscal 2018 the Company’s Co-CEOs and Chief Information Officer were entitled to a cash bonus equal to 11.11% of base salary times the number of the six performance targets achieved. In fiscal 2018, the Company’s threshold, target and stretch performance standards required to earn cash bonuses were based on an increase of net revenue as of November 30, 2018, of 6%, 8% and 10%, respectively, and the Company’s weighted average stock price as of November 30, 2018 of $8.75, $9.50 and $10.25, respectively. The third criteria for cash bonuses to the Co-CEOs and Chief Information Officer consist of subjective performance, as determined in the sole discretion of the Compensation Committee of the Board of Directors and Co-CEOs, respectively. Cash bonuses were accrued in fiscal 2018 and payable to the Co-CEO’s, Chief Information Officer and Chief Financial Officer totaling $304,053, $241,892, $27,775 and $11,500, respectively. In fiscal 2017 the Company’s Co-CEOs and Chief Information Officer were entitled to a cash bonus equal to 8.33% of base salary times the number of the six performance targets achieved. In fiscal 2017, the Company’s threshold, target and stretch performance standards required to earn cash bonuses were based on net revenue as of November 30, 2017, of $24,514,637, $24,977,360 and $25,461,796, respectively, and the Company’s adjusted net income as of November 30, 2017 of $6,254,854, $6,390,211 and $6,543,283, respectively. The third criteria for cash bonuses to the Co-CEOs and Chief Information Officer consist of subjective performance, as determined in the sole discretion of the Compensation Committee of the Board of Directors and Co-CEO’s, respectively. Cash bonuses were accrued in fiscal 2017 and payable to the Co-CEO’s, Chief Information Officer and Chief Financial Officer totaling $403,960, $341,812, $21,752 and $9,450, respectively. With respect to the subjective performance reviews, in addition to evaluating the Company’s overall financial performance, the Compensation Committee considers the performance of each named executive officer’s business line or area of responsibility. Several key management competencies and behaviors are assessed, including the named executive officer’s effectiveness as a leader and his or her role in building a cohesive executive team, as well as other strategic core competencies such as accountability, analytical ability and decision making, communication, cooperation and teamwork, creativity and problem-solving, and integrity. The named executive officer’s performance relating to these competencies forms the basis of a performance review discussion with the named executive officer that reinforces his or her role in achieving the Company’s business plan and short- and long-term strategies.

In fiscal 2018, the Company’s Co-CEOs, David Portnoy and Mark Portnoy, were entitled to and pursuant to their employment agreements, stock options grants of 23,636 and 20,000 stock options, respectively. One-third of each grant is vested upon grant, one-third vested on December 1, 2018 and one-third vested on November 30, 2019. In addition, the Company’s Co-CEOs are entitled to and pursuant to their employment agreements, stock option grants of up to 47,273 and 40,000 stock options, respectively, based on performance. Pursuant to their employment agreements, the Company is required to grant each Co-CEO a number of stock options equal to a percentage of 47,273 and 40,000 stock options equal to the sum of (x) the product of 11.11% and the number of the net revenue and weighted average stock price performance goals achieved at the “threshold,” “target” and “stretch” levels and (y) the product of 11.11% and the number of the subjective performance criteria based on the Compensation Committee to the Board of Directors subjective performance which are determined at their discretion. Based on the foregoing, for fiscal year 2018, the Company granted to David Portnoy and Mark Portnoy 26,243 and 22,222 performance-based stock options, respectively.

In fiscal 2017, the Company’s Co-CEOs were entitled to and pursuant to their employment agreements, a restricted stock grant of up to 186,487 and 162,163 shares, respectively, based on performance. Pursuant to those employment agreements, the Company is required to grant each Co-CEO a number of shares of restricted stock equal to a percentage of 186,487 and 162,163 shares, respectively, equal to the sum of (x) the product of 16.67% and the number of the net revenue and adjusted cash flow performance goals achieved at the “target” level and (y) the product of 8.33% and the number of the net revenue and adjusted cash flow performance goals achieved at the “stretch” level and up to 50% at the discretion of the Compensation Committee to the Board of Directors based on their subjective performance determination. In accordance with the foregoing, for fiscal 2017, 121,801 and 105,915 shares were issued David Portnoy and Mark Portnoy, respectively.

In fiscal 2018, the Company’s Chief Information Officer was entitled to and pursuant to his employment agreement, stock option grant of 8,000 stock options. One-third of each grant is vested upon grant, one-third vested on December 1, 2018 and one-third vested on December 1, 2019. In addition, the Company’s CIO is entitled to and pursuant to his employment agreement, a restricted stock option grant of up to 8,000 stock options based on performance. Pursuant to his employment agreements, the Company is required to grant to the CIO a number of stock options equal to a percentage of 8,000 stock options equal to the sum of (x) the product of 11.11% and the number of the net revenue and weighted average stock price performance goals achieved at the “threshold,” “target” and “stretch” levels and up to 33.33% at the discretion of the Co-CEOs based on his subjective performance determination. Based on the foregoing, for fiscal year 2018, the Company granted to the Chief Information Officer 4,444 performance-based stock options.

In fiscal 2017, the Company’s Chief Information Officer was entitled to and pursuant to his employment agreement, a restricted stock option grant of up to 20,000 shares based on performance. Pursuant to his employment agreement, the Company is required to grant the CIO a number of shares of restricted stock equal to a percentage of 20,000 shares equal to the sum of (x) the product of 16.67% and the number of the net revenue and adjusted cash flow performance goals achieved at the “target” level and (y) the product of 8.33% and the number of the net revenue and adjusted cash flow performance goals achieved at the “stretch” level and up to 50% at the discretion of the Co-CEOs based on his subjective performance determination. In accordance with the foregoing, for fiscal 2017, 14,729 shares were issued to the Chief Information Officer subject to the ratification contemplated by Proposal 4(a).

Stock options are granted to our executive officers in order to maintain competitive pay packages and to align management’s long-term interests with those of our stockholders. The compensation committee approves stock option grants to our executives and key personnel. Awards vest and options become exercisable based upon criteria established by the compensation committee. No stock options were awarded to the named executive officers in fiscal 2018 and 2017.

Overall, the compensation committee attempts to establish levels of executive compensation that it believes to be competitive with those offered by employers of comparable size, growth and profitability in the Company’s industry and in general industry. In establishing the levels of the various compensation elements, the compensation committee has from time to time used the services of compensation consultants.

Employment Agreements and Change in Control Arrangements

David Portnoy and Mark Portnoy Employment Agreements. On March 8, 2018, the Company entered into new two-year employment agreements, effective December 1, 2017, with David Portnoy, Co-Chief Executive Officer of the Company, and Mark Portnoy, Co-Chief Executive Officer of the Company. The new agreements supersede and replace prior employment agreements with each of the executives.

The agreements provide for an annual base salary of $547,350 for David Portnoy and $435,450 for Mark Portnoy. In addition to base salary, for the fiscal years ending November 30, 2018 and November 30, 2019, each executive will be entitled to a cash bonus equal to 11.11% of base salary times the number of the six bonus criteria achieved and a cash bonus of 11.11% of base salary times the number of three bonus criteria achieved, as set forth in the agreements. The agreements provide for a grant of 23,636 of the Company’s stock options to David Portnoy on March 8, 2018 and for a grant of 20,000 of the Company’s stock options to Mark Portnoy on

March 8, 2018. One-third of each grant is vested upon grant, one-third will vest on December 1, 2018 and one-third will vest on December 1, 2019.

In addition to the grants described above, if David Portnoy is employed by the Company on November 30, 2018, then no later than February 28, 2019, the Company will grant him up to 47,273 of the Company’s stock options based on performance. In addition, if David Portnoy is employed by the Company on November 30, 2019, then no later than February 28, 2020, the Company will grant him up to an additional 47,273 of the Company’s stock options based on performance. For the fiscal years 2018 and 2019, the Company shall grant David Portnoy these Company stock options based on attaining certain performance targets set forth in the agreement. Specifically, the Company shall grant David Portnoy a number of Company stock options equal to a percentage of 47,273 stock options equal to the sum of (x) the product of 11.11% and the number of the six performance goals achieved and (y) the product of 11.11% and the number of the three subjective performance goals achieved. Identical provisions apply to Mark Portnoy, except the number of the Company’s stock options to be granted in each case is up to 40,000 stock options.

The agreements also provide for reimbursement for all business expenses, including reasonable commuting expenses for David Portnoy between his home in Miami, Florida to the Company’s headquarters in Tampa, Florida, including lodging and rental car expenses for when he is working in the Company’s offices in Tampa. David Portnoy’s principal place of employment shall be at the Company’s offices in Miami, Florida, provided he shall travel to the Company’s headquarters as necessary to fulfill his responsibilities under the agreement. The Company shall pay reasonable legal and financial consulting fees and costs incurred in negotiating the agreements and shall pay each executive up to $75,000 in legal fees related to any dispute or question of interpretation regarding the agreements. The executives will also participate in the employee benefit plans that the Company generally makes available to Company employees from time to time, including retirement and health plans.

Upon the occurrence of (i) an involuntary termination of employment; (ii) a voluntary termination of employment for “Good Reason” (as defined in the agreements); or (iii) an involuntary termination of employment or voluntary termination of employment for “Good Reason” at any time following a change in control (as defined in the agreement), the agreements provide for severance pay equal to two times the executive’s then-current annual base salary, paid in a lump sum no later than 30 days after the occurrence of the triggering event. The Company will also reimburse the executives, on a grossed-up basis, for any penalty taxes owed on any excess parachute amounts under Section 280G of the Internal Revenue Code of 1986, as amended. In addition, the Company shall provide, at no cost to the executives, continued life insurance coverage and nontaxable medical, dental and disability insurance coverage substantially similar to the coverage maintained by the Company for the executives prior to such termination for 36 months after the termination. If the termination of employment is due to disability (as defined in the agreement), the Company shall pay the executive two times his then-current base salary in a cash lump sum no later than 30 days after such disability, reduced by any amount paid to him from any disability insurance, Social Security, workman’s compensation or other disability program. In addition, all unvested shares and options held by the executive shall become fully vested upon his disability. If the termination of employment is due to death, the Company shall pay the executive two times his then-current base salary as a cash lump sum within 30 days after his date of death, and the Company will continue to provide medical and dental coverage for the executive’s family for two years after his death. The agreements include a one-year non-competition restriction and an 18-month restriction on solicitation of employees or customers.

Taymans Employment Agreement. On November 1, 2005, the Company entered into a one-year employment agreement with Jill M. Taymans, the Company’s Chief Financial Officer and Vice President (the “Taymans Employment Agreement”). Under the Taymans Employment Agreement, the one-year term is automatically extended for an additional one-year period unless, at least 60 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement. The ending date of the current term of the Taymans Employment Agreement is November 30, 2019.

At all times during the term of the Taymans Employment Agreement (as the same may be extended), Ms. Taymans will be eligible for discretionary merit increases and adjustments in base salary, in addition to discretionary annual bonuses awarded at the discretion of the Compensation Committee of the Company’s board of directors. The Taymans Employment Agreement provides that she will be eligible to receive long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the Compensation Committee of the Company’s board of directors.

In the event of a termination of employment of Ms. Taymans upon or within one year of a Change in Control (as defined in the Taymans Employment Agreement), or prior to the Change in Control if the termination was related to the Change in Control, if the termination was by the Company without cause or was by Ms. Taymans due to being requested to accept without cause a demotion or relocation, Ms. Taymans will be entitled to receive the following: (i) all earned compensation through the date of termination (or, if greater, on the date immediately preceding a Change in Control); and (ii) 12 months of base salary as in effect on the termination date (or, if greater, base salary in effect immediately prior to the Change in Control).

Under the Taymans Employment Agreement, the Company will also provide Ms. Taymans with certain other benefits, including continued participation in all applicable Company benefit plans and payment of reasonable business expenses.

In the Taymans Employment Agreement, Ms. Taymans agreed not to compete with the Company or solicit its customers, clients or employees during the term of her Employment Agreement and for a 12-month period following her termination of employment under the agreement.

Mikulinsky Employment Agreement. On March 5, 2012, the Company entered into a one-year employment agreement (the “Mikulinsky Employment Agreement”) with Oleg Mikulinsky, as the Company’s Chief Information Officer. Under the Mikulinksy Employment Agreement, the one-year term was automatically extended for additional one-year periods unless, at least 30 days prior to the end of the then-current term, either party notifies the other in writing of its intent not to renew the agreement. On May 1, 2013, the Company entered into an Amendment Agreement amending certain terms of the Mikulinsky Employment Agreement dated March 5, 2012. On April 18, 2016, the Company entered into a second Amendment Agreement (the “Amendment”), effective December 1, 2015, amending certain terms of the Amendment Agreement dated May 1, 2013 and Mikulinsky Employment Agreement dated March 5, 2012. On May 18, 2018, the Company entered into an Amendment Agreement (the “Amendment”), effective December 1, 2017, amending certain terms of the Amendment Agreement dated April 20, 2016, Amendment Agreement dated May 1, 2013 and Employment Agreement dated March 5, 2012. The term of the Amendment is two years.

Pursuant to the Amendment, the Executive’s base salary was $250,000 (the “Base Salary”).

At all times during the term of the Mikulinsky Employment Agreement (as the same may be extended), Mr. Mikulinsky will be eligible for discretionary merit increases and base salary adjustments, in addition to discretionary annual bonuses awarded at the discretion of the compensation committee of the Company’s board of directors. The Mikulinsky Employment Agreement provides he will also be eligible for long-term incentive awards provided to the Company’s senior executives generally, on terms finally determined by the compensation committee of the Company’s board of directors.

In addition to the Base Salary, for the fiscal years ending November 30, 2018 and November 30, 2019, the Executive’s cash bonus shall be a percentage of up to 20% of the Base Salary for such fiscal year, as set forth in the Amendment. The Amendment provides for a grant of 8,000 of the Company’s stock options to Executive on May 18, 2018. One-third of grant is vested upon grant, one-third will vest on December 1, 2018 and one-third will vest on December 1, 2019. In addition to the grants described above, if Executive is employed by the Company on November 30, 2018, then no later than February 28, 2019, the Company will grant Executive up to 8,000 stock options based on performance as set forth in the Amendment. In addition, if Executive is employed by the Company on November 30, 2018, then no later than February 28, 2019, the Company will grant Executive up to 2,000 stock options of the Company’s stock for each dollar by which the Weighted Average Stock Price (as defined in the Amendment) exceeds $11.75 with respect to the 2018 fiscal year. In addition, if Executive is employed by the Company on November 30, 2019, then no later than February 28, 2020, the Company shall grant the Executive up to an additional 2,000 stock options of the Company’s stock for each dollar by which the Weighted Average Stock Price exceeds a price to be determined at the discretion of the Co-CEOs with respect to the 2019 fiscal year.

Per the Amendment, in the event of the Executive’s voluntary resignation from the Company’s employment upon a Change in Control or the Executive’s employment is terminated upon or within one (1) year after a Change in Control, as defined in the Employment Agreement, or prior to the Change in Control if the Executive’s termination, demotion or relocation was either a condition of the Change in Control or was at the request of any person related to the Change in Control, and such termination was initiated by the Company without cause or by the Executive due to being requested to accept without cause a demotion or relocation:

(i)

The Company shall pay to the Executive any earned and accrued but unpaid installment of Base Salary through the date of resignation or termination, at the rate in effect on the date of termination, or if greater, on the date immediately preceding the date that a Change in Control occurs, and all other unpaid amounts to which the Executive is entitled as of the date of termination under any compensation plan or program of the Company, including, without limitation, all accrued vacation time. Stock options, shares of restricted stock, performance awards, stock appreciation rights, and LTI awards granted to Executive by the Company through the date of termination shall be treated in accordance with the applicable plans and policies of the Company. All outstanding stock options shall vest upon termination.

(ii)

In lieu of any further Base Salary, bonus payments and benefits to the Executive for periods subsequent to the date of resignation or termination, the Company shall pay as liquidated damages to the Executive, an amount equal to twelve (12) months of the Executive’s annual Base Salary at the rate in effect as of the date of termination, or if greater, on the date immediately preceding the date that a Change in Control occurs.

In the Mikulinsky Employment Agreement, Mr. Mikulinsky agreed not to compete with the Company or solicit its customers, clients or employees during the term of his respective Employment Agreement and for a 12-month period following the termination of employment under agreements.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options held by the named executive officers at November 30, 2018. The following table and summary describes grants of awards that may be defective, as described in Proposals 4(a)–(d). If Proposals 4(a)-(d) are approved by stockholders, such potentially defective awards and shares (other than those defective awards and shares listed in Annex I or II as either being surrendered or not being ratified) will be ratified in the manner, and have the effects, described in Proposal 4(a)—“Effect of the Ratification,” below:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)		Option Expiration Date
David Portnoy	August 31, 2011 December 1, 2011 April 15, 2016 March 8, 2018 (2)	100,000 200,000 70,270 23,636	$ $ $ $	2.90 1.72 3.14 7.92	August 31, 2021 December 1, 2021 April 15, 2026 March 8, 2023
Mark Portnoy	August 31, 2011 December 1, 2011 April 15, 2016 March 8, 2018 (2)	100,000 200,000 59,459 20,000	$ $ $ $	2.90 1.72 3.14 7.92	August 31, 2021 December 1, 2021 April 15, 2026 March 8, 2023
Jill Taymans	June 2, 2016 (1)	7,500		$3.10	June 3, 2023
Oleg Mikulinsky	March 5, 2012 (2) April 18, 2016 (2) May 21, 2018 (2)	20,000 40,000 8,000	$ $ $	2.05 3.20 7.49	March 5, 2019 April 18, 2026 May 21, 2028

(1)	1/3 of the options vest one-year from the date of grant, 1/3 of the options vest two-years from the date of grant and 1/3 of the options vest three-years from the date of grant.
(2)	1/3 of the options vest immediately on the date of grant, 1/3 of the options vest one-year from the date of grant and 1/3 of the options vest two-years from the date of grant.

Director Compensation

Directors who are employees of the Company receive no compensation for their services as directors or as members of board committees. Effective December 1, 2013, non-employee directors are paid an annual retainer in the amount of $15,000 and an attendance fee of $4,000 for each board meeting and $2,000 for each telephonic quarterly board meetings, and are reimbursed for their reasonable expenses incurred in attending the meeting. Effective August 13, 2018, the fee for a non-employee director for participation on a board committee is $1,000 per committee per year. Each non-employee director receives an annual stock option grant in the amount of 7,500 shares on the date of the annual stockholders meeting in each year. Newly elected non-employee directors receive a stock option grant of 20,000 shares per person. All of such stock options have an exercise equal to the fair market value of the common stock on the date of grant.

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended November 30, 2018:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Harold Berger	$24,500	$15,359	$39,859
George Gaines	$25,000	$15,359	$40,359
Jonathan Wheeler	$25,000	$15,359	$40,359
Arthur Ellis	$10,875	$—	$10,875
Brian Sheehy	$9,875	$—	$9,875

(1)

Represents the dollar amount recognized for financial reporting purposes in fiscal 2018 with respect to stock options. The fair value was estimated using the Black-Scholes option-pricing model. The amount reported has been adjusted to eliminate service-based forfeiture assumptions used for financial reporting purposes. See Note 11, Stockholders’ Equity, to our consolidated financial statements for a discussion of our accounting for stock options and the assumptions used.

RELATED PARTY TRANSACTIONS

David Portnoy, the Company’s Chairman and Co-Chief Executive officer, is the brother of the Company’s Co-Chief Executive Officer, Mark Portnoy. The Company’s Audit Committee Chairman, Harold Berger, provides accounting services to the Company’s Co-Chief Executive Officer, Mark Portnoy.

Approval of Related Party Transactions

The Audit Committee has adopted a policy pursuant to which, among other things, the Audit Committee will review and approve all related party transactions and inform the Company’s auditors of the Company’s relationships and transactions with related parties that are significant to the Company.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our Co-Chief Executive Officers and our two other most highly compensated named executive officers (“named executive officers”) is described in “EXECUTIVE AND DIRECTOR COMPENSATION.” Shareholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our named executive officers.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, we are providing the Company’s shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, which is described in the section titled “EXECUTIVE AND DIRECTOR COMPENSATION” in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Cryo-Cell International, Inc. (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s named executive officers, as described in the “EXECUTIVE AND DIRECTOR COMPENSATION” section set forth in the Proxy Statement for this Annual Meeting.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Company and the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with the Company’s shareholders and encourages all shareholders to vote their shares on this matter.

Vote Required and Recommendation of the Board of Directors

Approval of this resolution requires the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting by the holders of shares entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the vote. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

The Board of Directors unanimously recommends that you vote “FOR” the resolution set forth in Proposal 3. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

PROPOSALS 4(a) – (d): Ratification of Stock Issuances and Equity Awards and Adoption of Retroactive Amendments to the Company’s Equity Plans

Overview

The Board of Directors recommends that the stockholders approve the ratification of equity-based awards and stock issuances made pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “2012 Plan”), the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Plan”), and the Company’s 2000 Stock Incentive Plan, as amended (the “2000 Plan” and together with the 2006 Plan and the 2012 Plan, the “Plans”). The Board is seeking stockholder ratification because the awards and issuances were effected in violation of the Plans and the Delaware General Corporation Law (the “DGCL”). The Board also recommends that stockholders approve the amendments to the Plans described herein, which would modify the Plans to ensure that the ratified awards and issuances of stock will not violate the Plans. None of Proposals 4(a), 4(b), 4(c) or 4(d) will be effective unless all of these Proposals are approved by stockholders.

Approval of each of Proposals 4(a), 4(b), 4(c) and 4(d) requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, respectively, on each such Proposal. Abstentions with respect to any of these Proposals have the effect of a vote “AGAINST” that Proposal. Broker non-votes, if any, with respect to any of these Proposals will have no effect on the outcome of the Proposals. The Board recommends you vote “FOR” the approval of each of Proposals 4(a), 4(b), 4(c) and 4(d). To determine whether Proposals 4(a)-(d) have been adopted, the Company will instruct the inspector of elections to provide a report that subtracts from the votes cast in favor of Proposals 4(a)-(d), and that treats as not having been outstanding and entitled to vote for purposes of these Proposals, a number equal to 854,298 shares of Common Stock, which is equal to the number of shares that are listed on the Company’s records as outstanding but which may not be valid because of the irregularities described in Proposals 4(a)-(d). If Proposals 4(a)-(d) are adopted by stockholders, all of the shares of Common Stock ratified in accordance with those Proposals will be treated as valid and entitled to vote for purposes of the other Proposals submitted for stockholder action at the Annual Meeting.

A copy of the 2000 Plan, as amended, is attached as Exhibits 10.22, 10.23 and 10.24 to the Annual Report on Form 10-K filed with the SEC on March 2, 2009; a copy of the 2006 Plan is attached as Annex B to the Definitive Schedule 14A filed with the SEC on June 1, 2006; and a copy of the 2012 Plan is attached as Annex B to the Definitive Schedule 14A filed with the SEC on June 21, 2012. This description of Proposal 4 is subject to, and qualified in its entirety by, the full text of the Plans.

Background

On or about March 26, 2018, the Company received a letter from counsel for a purported stockholder. Among other things, the letter identified equity awards allegedly made in violation of the 2012 Plan. The Board formed a committee of directors (the “Demand Review Committee”) to (among other things) conduct an investigation of the allegations in that letter. George Gaines, Jr., Johnathan Wheeler, M.D. and Harold Berger have served on the Demand Review Committee since it was formed by the Board, and Brian Sheehy and Arthur Ellis were appointed to the Demand Review Committee following their election as Company directors. The Demand Review Committee retained the Wilmington, Delaware law firm of Heyman Enerio Gattuso & Hirzel LLP as its legal counsel to assist with its investigation and deliberations.

After completing its investigation, the Demand Review Committee determined that certain restricted stock awards and certain performance based awards were granted in violation of the 2012 Plan and the DGCL. A total of 1,129,247 shares of Common Stock were purportedly issued (or issuable) pursuant to those awards (which total includes 776,798 shares to be ratified, 292,449 shares to be surrendered for cash payments and 60,000 shares which were previously surrendered for cash payments, all as described below and on Annex I). The Demand Review Committee also determined that certain stock option awards were granted in violation of the 2012 Plan, the 2006 Plan, the 2000 Plan and the DGCL. As of the date of this proxy statement, a total of 77,500 shares of Common Stock were purportedly issued on exercise of those awards, and a total of 145,270 shares of Common Stock purportedly remain exercisable pursuant to certain of those awards (which total includes awards to be ratified exercisable for 100,270 shares and awards to be surrendered for no cash consideration that otherwise would be exercisable for 45,000 shares, all as described below and on Annex II). Annex II attached to this proxy statement describes each of these awards and the applicable Plan that the awards were purportedly granted under.

Annexes I and II of this proxy statement describe each defective award and defective stock issuance identified by the Demand Review Committee. The column “Recommended Disposition” in each of those Annexes list how those awards and stock issuances will be treated if Proposals 4(a)-(d) are approved by the stockholders. Based on the recommendation of the Demand Review Committee, the Board has approved the proposed treatment of each award and issuance listed on Annexes I and II. Stockholders should read these Annexes in their entirety, and this description is qualified by reference to those Annexes. As described in those Annexes, certain of the awards and issuances were made to the Company’s Co-CEOs and three of the Company’s current directors.

•

Awards to Co-CEOs. Following negotiations between the respective advisors of the Demand Review Committee and the Co-CEOs, and directly between the members of the Demand Review Committee and the Co-CEOs, the Co-CEOs agreed to the treatment of their respective issuances and awards described in Annexes I and II of this proxy statement. As described in greater detail in those Annexes, if Proposals 4(a)-(d) are approved by the stockholders, then with respect to the awards and stock issuances purportedly made to the Co-CEOs: (i) each option award agreement granted to David Portnoy will be ratified and will constitute valid awards (which options entitle him to acquire a total of 70,270 shares of Common Stock); (ii) a total of 399,050 shares and 343,399 shares, respectively, issued to David Portnoy and Mark Portnoy, respectively, will be ratified and constitute valid shares of stock; (iii) David Portnoy will have received cash payments totaling $756,917 in exchange for surrendering his right to receive 187,472 shares of Common Stock ($222,000 of which was previously paid by the Company in July of 2018); and (iv) Mark Portnoy will have received cash payments totaling $679,327 in exchange for surrendering his right to receive 164,977 shares of Common Stock ($222,000 of which was previously paid by the Company in July of 2018). For each share entitling a Co-CEO to a cash payment, the per share cash amount is based on the closing price of the Common Stock as of either the estimated date of issuance of the share of Common Stock or the date of public disclosure that the Co-CEO acquired beneficial ownership of that share of stock. The per share cash amounts range from $3.20 per share to $4.00 per share (which respectively represent a 159% and 108% discount to the closing price of the Common Stock as of October 8, 2019), which was $8.30, excluding the amounts paid to the Co-CEOs for their surrender of 30,000 shares, respectively, in July of 2018. The per share cash amount for the 30,000 shares surrendered by each of the Co-CEOs in July of 2018 is $7.40

•

Awards to Directors. Defective option awards were granted to three of the Company’s independent directors, Messrs. Berger and Gaines and Dr. Wheeler. These awards are purportedly exercisable for a total of 60,000 shares of Common Stock. If this Proposal 4 is adopted by the stockholders, (i) Mr. Berger and Mr. Wheeler will each surrender their right to receive awards exercisable for 15,000 shares in exchange for no cash payment from the Company, and (ii) Mr. Gaines will surrender his right to receive awards exercisable for 15,000 shares in exchange for no cash payment from the Company and awards entitling Mr. Gaines to acquire 15,000 shares will be ratified by the Company.

PROPOSAL 4(a) – Ratification of Stock Issuances and Equity Awards

At the Annual Meeting, the Company’s stockholders will be asked to approve the ratification (for purposes of Section 204 of the DGCL (“Section 204”) and the Delaware common law) of certain of the awards that the Demand Review Committee identified as potentially defective. The awards to be ratified are identified in the “Recommended Disposition” column on Annexes I and II.

Section 204 allows the Company to ratify defective corporate acts, retroactive to the date the act was originally taken, if the procedures of Section 204 are followed. Pursuant to Section 204, the Board must adopt resolutions identifying each defective corporate act, the failure(s) of authorization relating to each such act, the dates of each defective corporate act, the number and type of shares purportedly issued and the dates such shares were issued, and stating that the Board approves the ratification of such acts. The Board adopted these resolutions on October 8, 2019.

In certain instances, Section 204 requires that the ratification of defective corporate acts be approved by stockholders. Because the Company may have had to obtain stockholder approval of amendments to the Plans in order to grant certain of the awards proposed to be ratified, the Company is seeking ratification of all of the awards and stock issuances described on Annexes I and II.

The defective corporate acts that the stockholders are being asked to ratify are identified on Annexes I and II. These Annexes also set forth the applicable dates of the defective corporate acts (including the dates of stock issuances) and the number of shares of Common Stock purportedly issued pursuant to those acts. These Annexes include references to a key, attached as Annex III to this proxy statement, that identifies the natures of the failures of authorization with respect to the defective corporate acts.

The Board, based on the recommendation of the Demand Review Committee, has approved the ratification of each of the defective corporate acts set forth on Annexes I and II and has directed that they be submitted for stockholder approval at the Annual Meeting.

Effect of the Ratification

The ratification of the defective corporate acts set forth on Annexes I and II will become effective at the time each of Proposals 4(a), 4(b), 4(c) and 4(d) is approved by the stockholders. At that effective time, unless otherwise determined in an action (described below) brought pursuant to Section 205 of the DGCL, (i) each defective corporate act being ratified shall no longer be void or voidable as a result of the failures of authorization described on Annex III and such effect shall be retroactive to the time the defective corporate acts were taken and (ii) each ratified share of stock, or grant of an award (as applicable), listed as having been issued or granted on Annex I or II will no longer be so void or voidable.

The Company has entered into mutual releases with each of the Co-CEOs and certain directors and officers of the Company who received awards that are being submitted for ratification or forfeited pursuant to this Proposal 4(a). The Company and each counterparty to a mutual release are agreeing, among other things, not to pursue certain claims relating to this Proposal 4(a). These releases will be effective only if this Proposal 4(a) becomes effective.

Challenges to the Ratification and Time Limit on Challenges

When an act is ratified under Section 204, certain specified persons (including any holder of Common Stock) may file a petition under Section 205 of the DGCL (“Section 205”) in the Delaware Court of Chancery to challenge the validity and effectiveness of any ratification effected under Section 204. The Delaware Court of Chancery may make such orders regarding the ratification as it deems proper under the circumstances. Among other things, the Delaware Court of Chancery may declare that a ratification in accordance with and pursuant to Section 204 is not effective or shall only be effective at a time or upon conditions established by the Court.

The text of Sections 204 and 205 of the DGCL are attached as Annex V to this proxy statement.

If this Proposal 4(a) is approved by the stockholders, under the DGCL, any claim that the defective corporate acts, or the shares of stock or awards, listed as having been purportedly issued or granted on Annexes I and II, are void or voidable due to the failures of authorization listed on Annex III, or that the Delaware Court of Chancery should declare in its discretion that the ratification not be effective or be effective only on certain conditions, must be brought within 120 days from the time this Proposal 4(a) is approved by the stockholders (which is referred to as the “Validation Effective Time” for purposes of Section 204).

Consequences if Proposal 4(a) is Not Approved by the Stockholders

The failure to ratify the defective corporate acts listed on Annexes I and II may leave the Company exposed to claims from the recipients of award holders. Also, to the extent award holders have exercised their awards and sold shares to third parties, the Company will lack certainty with respect to the valid shares of Common Stock that comprise its capital structure. That lack of certainty may call into question future Company actions, including whether Proposals have been approved by the required vote of the holders of valid shares of stock outstanding and whether the appropriate amounts of any future dividends or other distributions have been made to only the holders of valid stock of the Company. If Proposal 4(a) is not approved, the Company may need to incur further expenses, and devote the time of its management and advisors, to explore other means either to ratify the defective corporate acts or to otherwise resolve the issues raised by the defective corporate acts.

PROPOSAL 4(b) – Adoption of Amendments to the Company’s 2000 Plan

In connection with the ratification of certain of the awards that the Demand Review Committee identified as potentially defective, the Board is asking stockholders to adopt amendments to the 2000 Plan to ensure that the ratified awards granted under such plan will not violate the 2000 Plan. The amendments relate to the failures of authorization set forth on Annex III that led to the issuances and grants under the 2000 Plan that may have constituted defective corporate acts, and the text of such amendments is set forth on Annex III.

Among other things, the amendments provide that the awards granted under the 2000 Plan that are being ratified pursuant to Proposal 4(a) do not need to be evidenced by a written award agreement if those awards are not exercisable (and may not be settled, as applicable) for Common Stock at any time on or after the date Proposal 4(b) is approved by stockholders. The amendments to the 2000 Plan would also insert a provision stating that the amendments adopted pursuant to this Proposal 4(b) will be effective retroactive to the date that the ratified awards were first purportedly granted.

The 2000 Plan has expired pursuant to its terms, and no additional awards can be granted thereunder.

PROPOSAL 4(c) – Adoption of Amendments to the Company’s 2006 Plan

In connection with the ratification of certain of the awards that the Demand Review Committee identified as potentially defective, the Board is asking stockholders to adopt amendments to the 2006 Plan to ensure that the ratified awards granted under such plan will not violate the 2006 Plan. The amendments relate to the failures of authorization set forth on Annex III that led to the issuances and grants under the 2006 Plan that may have constituted defective corporate acts, and the text of such amendments is set forth on Annex III.

Among other things, the amendments (i) provide that the awards granted under the 2006 Plan that are being ratified pursuant to Proposal 4(a) do not need to be evidenced by a written award agreement if those awards are not exercisable (and may not be settled, as applicable) for Common Stock at any time on or after the date Proposal 4(c) is approved by stockholders, (ii) provide that awards granted under the 2006 Plan that are being ratified pursuant to Proposal 4(a) are not subject to the prohibition on granting awards under the 2006 Plan after the tenth anniversary of its adoption and (iii) eliminate the prohibition on granting awards under the 2000 Plan. The amendments to the 2006 Plan would also insert a provision stating that the amendments adopted pursuant to this Proposal 4(c) will be effective retroactive to the date that the ratified awards were first purportedly granted.

The 2006 Plan has expired pursuant to its terms, and no additional awards can be granted thereunder.

PROPOSAL 4(d) – Adoption of Amendments to the Company’s 2012 Plan

In connection with the ratification of certain of the awards that the Demand Review Committee identified as potentially defective, the Board is asking stockholders to adopt amendments to the 2012 Plan to ensure that the ratified awards granted under such plan will not violate the 2012 Plan. The amendments relate to the failures of authorization set forth on Annex III that led to the issuances and grants under the 2012 Plan that may have constituted defective corporate acts, and the text of such amendments is set forth on Annex III.

Among other things, the amendments (i) provide that the awards granted under the 2012 Plan that are being ratified pursuant to Proposal 4(a) do not need to be evidenced by a written award agreement if those awards are not exercisable (and may not be settled, as applicable) for Common Stock at any time on or after the date Proposal 4(d) is approved by stockholders, and (ii) eliminate the limitation on the number of awards that may be granted in the form of restricted stock awards. The amendments to the 2012 Plan would also insert a provision stating that the amendments adopted pursuant to this Proposal 4(d) will be effective retroactive to the date that the ratified awards were first purportedly granted.

Vote Required and Recommendation of the Board of Directors

Approval of each of Proposals 4(a), 4(b), 4(c) and 4(d) requires the affirmative vote of the holders of a majority of the voting power of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote, respectively, on each such Proposal. Abstentions with respect to any of these Proposals have the effect of a vote “AGAINST” that Proposal. Broker non-votes, if any, with respect to any of these Proposals will have no effect on the outcome of the Proposals.

Our board of directors recommends that you vote “FOR” adoption and approval of Proposals 4(a), 4(b), 4(c) and 4(d). Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

PROPOSAL 5 – Adoption of Amended and Restated 2012 Plan

At the Annual Meeting, stockholders will be presented with a proposal to approve an amendment to and restatement of the 2012 Plan to make certain prospective changes (in addition to the retrospective changes set forth in Proposal 4(d)), including the following:

•

Section 3.2(a) (Share Limitations) – This section of the 2012 Plan is proposed to be revised to provide that, of the 2,500,000 shares of Common Stock reserved for issuance under the 2012 Plan, no shares may be issued pursuant to Restricted Stock Awards or other Awards settled in Stock from and after the effective date of this amendment.

•

Section 3.4 (Corporate Transactions) – Currently, this section of the 2012 Plan requires that the Compensation Committee equitably adjust the number and kind of securities underlying Stock Options, SARs, Restricted Stock Awards and other Awards if any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of stock of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 2012 Plan and/or under any Award granted under the 2012 Plan. The proposed amendment to this section would leave any such adjustment to the discretion of the Compensation Committee, except to the extent the Compensation Committee determines the rights of participants under the 2012 Plan would be adversely affected in the absence of an adjustment, in which case the Compensation Committee must make such equitable adjustment.

•

Section 4.2 (Definition of Change of Control) – The definition of Change of Control set forth in Section 4.2 of the 2012 Plan is proposed to be amended to remove subsection (d) thereof, which provided that a Change of Control is deemed to have occurred if, on or before December 1, 2012, the Company receives a Nomination Solicitation Notice, as that term is defined in Article II, Section 10 of the Company’s Bylaws. As no such Nomination Solicitation Notice was timely filed by December 1, 2012, this provision is being deleted.

•

Section 7.5 (Award Agreement) – This section of the 2012 Plan, which requires that each Award granted under the Plan be evidenced by an Award Agreement, is proposed to be amended to provide that the Award Agreement be “substantially in the form of applicable Award Agreement attached hereto or in such other form approved by the Board or the Committee.” The proposed form Award Agreements, which are subject to modification in the discretion of the Board or the Committee (including with respect to awards made to senior management), are attached as exhibits to the proposed amended and restated 2012 Plan.

•

Section 7.17 (Forfeiture Events) – This section is proposed to be amended to clarify and specify the circumstances under which a Participant’s rights, payments, and benefits with respect to an Award granted under the 2012 Plan will be subject to reduction, cancellation, forfeiture or recoupment. Namely, as proposed to be amended, this section provides that upon (a) the Participant’s misfeasance or malfeasance in connection with Participant’s employment with or services to the Company, (b) breach of any non-competition, non- solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, (c) a termination of the Participant’s term of service for Cause, or (d) any other conduct by the Participant that the Compensation Committee determines is detrimental to the business or reputation of the Company and/or its Subsidiaries, the Compensation Committee may, by unanimous vote, reduce, cancel, or provide for the forfeiture or recoupment of any Award made to the Participant.

The foregoing amendments include provisions that are considered best practices for compensation and corporate governance purposes.

Upon the recommendation of the Company’s Compensation Committee, on October 8, 2019, the Board of Directors unanimously approved the amendment and restatement of the 2012 Plan, subject to approval by the Company’s stockholders at the Annual Meeting. In order for the amendment and restatement of the 2012 Plan to take effect, it must be approved by the Company’s stockholders. If this amendment and restatement is not approved by the Company’s stockholders, the version of the 2012 Plan as in effect immediately prior to the date hereof, subject to the amendments contemplated by Proposal 4(d) above (if such Proposal 4(d) is adopted by the Stockholders) will continue to operate according to its terms.

The Board is asking stockholders to adopt all of the foregoing prospective amendments to the 2012 Plan by adopting and approving the Amended and Restated 2012 Equity Incentive Plan, in the form attached hereto as Annex IV.

Summary of 2012 Plan as Proposed to be Amended and Restated

The following is a summary of the material terms and provisions of the 2012 Plan, as proposed to be amended by this Proposal 5. The summary, however, does not purport to be a complete description of all of the provisions of the 2012 Plan, and is subject to, and qualified in its entirety by, the provisions of the Amended and Restated 2012 Equity Incentive Plan, a copy of which is attached hereto as Annex IV.

Administration. The Plan is administered by the members of our Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the Plan. The Committee has the authority and discretion to select the persons who will receive awards; to establish the terms and conditions relating to each award; to adopt rules and regulations relating to the Plan; and to interpret the Plan.

Share Limits. Subject to permitted adjustments for certain corporate transactions, the Plan authorizes the issuance to participants of up to 2,500,000 shares of our common stock pursuant to grants of restricted stock awards, performance shares, restricted stock units, stock appreciation rights, incentive stock options and non-qualified stock options. All of the shares may be delivered pursuant to the exercise of stock options, all of which may be granted as incentive stock options. The maximum number of shares of stock that may be issued as restricted stock awards or as other awards settled in stock from and after the date this Amended and Restated 2012 Plan is effective is zero shares. The maximum number of stock options or stock appreciation rights that may be granted to any one participant in any calendar year is 700,000 shares. The maximum number of restricted stock awards or restricted stock unit awards that may be granted to any one participant in any one calendar year is 225,000. The maximum dollar amount payable to any one participant pursuant to cash settled stock appreciation rights granted in any calendar year is $200,000. The maximum performance unit awards or performance share awards that any one participant may receive in any one calendar year is 225,00 shares if payable in stock or the equal value of 225,000 shares if payable in cash, determined as of the earlier of the vesting or payout date. The Plan may be funded with authorized but unissued shares or with shares repurchased in open market transactions.

To the extent any shares of stock covered by an award (including restricted stock awards) under the Plan are not delivered to a participant or beneficiary because the award is forfeited or canceled or because a stock option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the Plan. To the extent (i) a stock option is exercised by using an actual or constructive exchange of shares to pay the exercise price, or (ii) shares of stock covered by an award are withheld to satisfy withholding taxes upon exercise or vesting of the award, the number of shares of stock available shall be reduced by the gross number of stock options exercised rather than the net number of shares of stock issued.

In the event of a corporate transaction involving Company stock (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee may (or, to the extent the Committee determines the rights of Participants would be adversely affected in the absence of an adjustment, the Committee shall), in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options and restricted stock and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options and restricted stock.

Eligibility. Our employees and directors are eligible to receive awards under the Plan, except that non-employees may not be granted incentive stock options.

Types of Awards. The Committee may determine the type and terms and conditions of Awards under the Plan, which shall be set forth in an Award Agreement delivered to each participant; provided that an Award does not need to be evidenced by an Award Agreement if (i) such Award has been ratified by the stockholders of the Company and (ii) the Award is not exercisable (and may not be settled, as applicable) for any shares of Stock as of any date on or after such ratification. Each award shall be subject to conditions established by the Committee that are set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee. Awards may be granted in any combination.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the Plan, the exercise price may generally not be less than the fair market value of the closing price of a share of our common stock on the date of grant. The Committee will determine the fair market value of the common stock, in accordance with Code Section 422 and applicable requirements of Code Section 409A, if it cannot be determined in the manner described above. Further, the Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Code Section 422. Only officers and employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

The Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment in cash, Company common stock, or a combination thereof, in an amount equal to the excess of the fair market value of a share of Company common stock on the date of exercise of the stock appreciation right over the fair market value of the common stock on the date of grant of the stock appreciation right. The total number of shares that may be acquired upon the exercise of a stock appreciation right will be rounded down to the nearest whole share.

The Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same conditions as the related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related stock option and the exercise of the related stock option cancels the tandem stock appreciation right.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the Plan or the award agreement. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an award and receive any dividends and distributions with respect to the common stock.

Restricted Stock Unit Awards. Restricted stock unit awards may be denominated in whole shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the award recipient at the time of grant of a restricted stock unit award. Restricted stock unit awards granted under the Plan may be settled in cash, Company common stock, or a combination thereof, and are subject to vesting conditions and other restrictions set forth in the Plan or the award agreement. Participants have no voting rights with respect to any restricted stock unit awards granted under the Plan.

Dividend Equivalent Rights. A dividend equivalent right represents the right to receive cash dividends that are or would be payable with respect to shares of Company common stock underlying the equity-based award. A dividend equivalent right may be granted by the Committee in connection with the grant of any equity-based or equity-related award under the Plan with respect to the shares of Company common stock covered by the award. Dividend equivalent rights may also be granted on a free-standing basis in the sole discretion of the Committee. Free-standing dividend equivalent rights entitle the holder to receive a cash payment equal in value to the dividends paid with respect to a specified number of shares of Company common stock. Upon payment of a dividend on shares of Company common stock, the participant holding a dividend equivalent right with respect to an equity-based award shall receive an amount of cash equal to the amount of the cash dividend paid per share of stock, multiplied by the number of shares of our stock underlying the related equity award. Dividend equivalent rights will be forfeited at the same time as a related award granted under the Plan is forfeited for any reason.

Performance-Based Awards. The Committee is authorized to grant awards, the vesting of which is subject to the satisfaction of performance-based conditions. Performance-based awards include performance share awards, performance unit awards, restricted stock unit awards (if designated as performance awards) and other stock-based awards (if designated as performance awards).

Performance Share Awards. A performance share award is a grant denominated in whole shares of common stock that represents the right to receive the fair market value of a share of common stock upon satisfaction of performance-based conditions. Performance share awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of our stock in settlement of a performance share award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our stock.

Performance Unit Awards. A performance unit award will be denominated in a specified dollar amount and represents the right to receive the payment of a specified dollar amount (or a percentage of a specified dollar amount) upon the satisfaction of performance based conditions. Performance unit awards may be settled in cash, shares of Company common stock, or a combination thereof. Prior to delivery of shares of common stock in settlement of a performance unit award, the recipient of such award shall have no voting rights or rights to receive dividends, or any other rights with respect to shares of our common stock.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: revenue; diluted revenue per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; net income; cash earnings; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to capital raising and capital management; stock price (including, but not limited to, growth measures and total shareholder return); sales force roll out; information technology implementation; quarterly revenue growth and earnings; or any combination of the foregoing. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises negative discretion as permitted under Code Section 162(m). In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Vesting of Awards. If the vesting of an award under the Plan is conditioned on the completion of a specified period of service without the achievement of performance measures or objectives, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement; subject to acceleration of vesting in the event of death, disability, retirement or involuntary termination of employment or service following a change in control, as determined by the Committee.

Change in Control. Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable and all restricted stock awards shall be fully earned and vested. In the event of a change in control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the change in control. For the purposes of the Plan, a Change in Control of the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs or is implemented.

Forfeiture. In addition to any otherwise applicable vesting or performance conditions of an Award, a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon (a) the Participant’s misfeasance or malfeasance in connection with Participant’s employment with or services to the Company, (b) breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, (c) a termination of the Participant’s term of service for Cause, or (d) any other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and/or its Subsidiaries. In such an event, the Committee may, by unanimous vote, reduce, cancel, or provide for the forfeiture or recoupment of any Award made to the Participant.

If we are required to prepare an accounting restatement due to our material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse us the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any participant reimburse us for all or any part of the amount of any payment in settlement of any award granted under the Plan.

Amendment and Termination. The Board of Directors may, at any time, amend or terminate the Plan or any award granted under the Plan, provided that, except as provided in the Plan, no amendment or termination may adversely impair the rights of a Participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the Plan (other than as provided in the Plan), or materially modify the requirements for participation in the Plan, without approval of stockholders. Notwithstanding the foregoing, the Committee may amend the Plan or any award agreement, to take effect retroactively or otherwise, to conform the Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect our financial condition or results of operations.

Duration of Plan. The Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the Plan on or after the 10-year anniversary of the effective date of the Plan, which is December 1, 2011. At any time, the Board of Directors may terminate the Plan. However, any termination of the Plan will not affect outstanding awards.

Federal Income Tax Considerations. The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the Plan. This is a summary only and participants should consult with their personal tax advisors regarding the tax treatment of any awards under the plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code, or if exercised by the participant’s heir or beneficiary).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of grant of the incentive stock option and within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the cash received or the fair market value of shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company generally will be entitled to a corresponding tax deduction.

Stock Awards. A participant who has been granted a restricted stock award or a performance-based restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company generally will be entitled to a corresponding tax deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company generally will be entitled to a corresponding tax deduction. A participant who makes an election under Code Section 83(b) will include the full fair market value of the restricted stock award in taxable income in the year of grant and the Company generally will be entitled to a corresponding tax deduction.

Restricted Stock Unit Awards. A participant who has been granted a restricted stock unit award will not realize taxable income at the time of grant and will not be entitled to make an election under Code Section 83(b) since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit award vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit award is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit award is distributed. At the time the recipient recognizes taxable income on a restricted stock unit award, the Company generally will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Performance Awards Tax Treatment. Performance share awards and performance unit awards are earned when the award recipient satisfies pre-established performance goals; however the distribution of the value of the award may occur at that time or at some later date specified in the award agreement. Performance share awards and performance unit awards are similar to restricted stock unit awards in that income is recognized when the performance award is both (i) vested and (ii) distributed to the award recipient. An election under Code Section 83(b) may not be made with respect to performance share awards or performance unit awards. The Company will be entitled to a corresponding tax deduction at the time the recipient recognizes taxable income on a performance share award or a performance unit award.

Deduction Limits. Code Section 162(m) generally limits the Company’s ability to deduct compensation in excess of $1.0 million per year for our chief executive officer and the three other most highly compensated executives (excluding our chief financial officer) named in our summary compensation table (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, dividend equivalent rights, and other awards that are not subject to performance goals may be subject to this deduction limit if the amount of the value of the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Awards that are subject to performance goals that provide for accelerated vesting upon retirement or involuntary termination (other than due to death or disability) will not be considered performance-based compensation under Code Section 162(m). Accordingly, if such awards are not exempt from Code Section 162(m), income recognized on such awards by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit of Code Section 162(m). The Equity Incentive Plan is designed so that stock options, stock appreciation rights, performance-based restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards, and other stock-based awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. In the Tax Cuts and Jobs Act enacted in December 2017, Congress repealed this exemption for qualified performance-based compensation, and effective January 1, 2018, the Company will be entitled to claim a tax deduction for an award which is performance-based compensation only if it was issued pursuant to a written contract that was already in effect on November 2, 2017.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to the Company to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the Plan in the event of a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under Code Section 280G, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Vote Required and Recommendation of the Board of Directors

Approval of this Proposal requires a majority of votes cast affirmatively or negatively at a meeting by the holders of shares entitled to vote thereon. Broker non-votes and abstentions will have no effect on the outcome of the vote on such Proposals because they do not count as a vote cast.

Our board of directors recommends that you vote “FOR” adoption and approval of the prospective amendments to the Company’s 2012 Plan. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

PROPOSAL 6 – Adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to delete the last sentence of Paragraph SIXTH thereof, which relates to indemnification obligations of the Company.

Section 145 of the DGCL, subject to certain limitations and procedures contained therein, authorizes a corporation to indemnify any person who was or is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding. However, other than to the limited extent set out in Section 145(c) of the DGCL (relating to indemnification of present or former directors or officers that have been successful in the defense of such actions), such indemnification is not mandated.

A corporation may, through provisions of a certificate of incorporation or other means, obligate itself to provide to certain persons the indemnification authorized by Section 145 of the DGCL. The last sentence of

Paragraph SIXTH of the Company’s Amended and Restated Certificate of Incorporation currently has such a provision, stating that “[t]he corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify” (the “Charter Mandatory Indemnification Provision”).

The Board of Directors has approved, adopted and declared advisable, and recommends to the stockholders that they approve and adopt, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would delete the Charter Mandatory Indemnification Provision. If such amendment is approved by the stockholders, any potential mandatory indemnification rights for directors, officers, employees and agents of the Company, in their capacity as such, granted by the Charter Mandatory Indemnification Provision, will be eliminated with respect to acts or omissions occurring on or after the effective time of such amendment. Approval of this Proposal by the stockholders will not, however, effect the mandatory indemnification of, and advancement of expenses to, directors and officers of the Company set forth in the Company’s Bylaws or in indemnification agreements to which the Company is a party or provided by applicable law.

If the stockholders approve this Proposal, the Company intends to file a certificate of amendment with the Office of the Secretary of State of the State of Delaware that, upon its effective time, will delete the Charter Mandatory Indemnification Provision. At any time prior to the effectiveness of the filing of that certificate, and notwithstanding approval of this Proposal by the stockholders of the Company, the Board may abandon the amendment contemplated by this Proposal without further action by the stockholders.

Vote Required and Recommendation of the Board of Directors

Approval of this Proposal requires the affirmative vote of the holders of a majority of the Common Stock outstanding. Abstentions and broker non-votes, if any, with respect to such Proposal will have the effect of a vote “AGAINST” such Proposal.

Our board of directors recommends that you vote “FOR” adoption and approval of the proposed amendment to our Amended and Restated Certificate of Incorporation. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

OTHER BUSINESS

The Board does not know of any business, other than the proposals set forth in the attached Notice of Annual Meeting of Shareholders, to be acted upon at the Annual Meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report on Form 10-K for the fiscal year ended November 30, 2018 filed with the SEC, which includes our audited financial statements and financial statement schedules, was mailed to shareholders concurrently with this Proxy Statement. If a shareholder requires an additional copy we will provide one, without charge, upon written request to our corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677. Additionally, all of the Company’s SEC filings are available on the Company’s website at www.cryo-cell.com/investor_relations/ and the SEC’s website at www.sec.gov.

2020 ANNUAL MEETING SHAREHOLDER PROPOSALS

Pursuant to the Company’s bylaws, nominations for director must be properly brought in accordance with the procedures described above in “The Board of Directors and its Committees” under the heading “Director Nominating Process.”

Pursuant to our bylaws, for business other than a nomination for director to be properly brought before an annual meeting by a shareholder, the shareholder must be a shareholder of record as of the date of the notice and must have given written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company no more than 90 days and no less than 60 days before the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting, which for the 2020 annual meeting will be August 31, 2020 and July 31, 2020, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the anniversary of the preceding year’s annual meeting such notice must be so received no later than the later of the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. Such notice shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	a description in reasonable detail of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting;

•	the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made;

•

the class and number of shares of stock of the Company owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made;

•

a description of all arrangements or understandings among the shareholder and any other person or persons (naming such person or persons) in connection with the proposal of such business by the shareholder and any material interest of the shareholder in such business;

•

whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to approve the proposal; and

•	a representation that such shareholder intends to appear in person or by proxy at the meeting to bring the business before the Annual Meeting.

The foregoing bylaw notice provisions are in addition to, and separate from, the SEC requirements that a shareholder must meet to have a proposal included in our proxy statement and form of proxy for presentation at our annual meetings. Under SEC Rule 14a-8, if a shareholder wants to introduce an item of business at our 2020 Annual Meeting and have us include such proposal in our proxy statement and form of proxy for presentation at the 2020 Annual Meeting, the proposal must be received at our principal executive offices no later than 120 days before the one-year anniversary on which the Company first mailed its proxy statement to shareholders in connection with the previous year’s annual meeting of shareholders, which will be June 30, 2020 for the 2020 annual meeting.

This description of the procedures that must be followed by a stockholder in order to propose business at an annual meeting of stockholders is not complete and is qualified in its entirety by Article II, Section 3 of the Company’s Bylaws.

CRYO-CELL INTERNATIONAL, INC.

Oldsmar, Florida

October 28, 2019

ANNEX I – Resolution of Corporate Irregularities Relating to Restricted Stock and Performance Based Awards

*Where shares are proposed to be ratified in this Annex, for purposes of Section 204 of the Delaware General Corporation Law, the defective corporate acts with respect to those shares are both (i) the issuance of the shares of stock (with the date of such defective corporate act/issuance being the date listed under the “Date Shares Issued” column) and (ii) the grant of the award relating to the shares (with the date of such defective corporate act/grant listed under the “Date of Relevant Employment Agreement” column).

	Award Type and Name of Grantee	Shares[i] Issued Under Award	Date of Relevant Employment Agreementii	Date Shares Issuediii	Failure(s) of Authorization	Recommended Dispositioniv,v
Restricted Shares – Service-based:

1.	Portnoy, David	23,423	12/1/13	12/1/13	A, C, D, E and F	Ratify all shares issued
		23,423		12/1/14
		23,424		12/1/15

2.	Portnoy, Mark	19,819	12/1/13	12/1/13	A, C, D, E and F	Ratify all shares issued
		19,820		12/1/14
		19,820		12/1/15

Restricted Shares – Market-based:

3.	Portnoy, David	31,082	12/1/13	1/9/15	A, C, D, E and F	Ratify all shares issued

4.	Portnoy, Mark	27,028	12/1/13	1/9/15	A, C, D, E and F	Ratify all shares issued

5.	Portnoy, David	31,081	12/1/13	1/9/15	A, C, D, E and F	Ratify all shares issued

6.	Portnoy, Mark	27,027	12/1/13	1/9/15	A, C, D, E and F	Ratify all shares issued

Restricted Shares – Performance-based:

7.	Portnoy, David	31,081	12/1/13	1/9/15	A, C, D, E and F	Ratify all shares issued

8.	Portnoy, Mark	27,027	12/1/13	1/9/15	A, C, D, E and F	Ratify all shares issued

9.	Portnoy, David	46,603	12/1/13	1/8/16	A, C, D, E and F	Ratify all shares issued

10.	Portnoy, Mark	40,525	12/1/13	1/8/16	A, C, D, E and F	Ratify all shares issued

11.	Portnoy, David	31,069	12/1/13	1/8/16	A, C, D, E and F	Ratify all shares issued

12.	Portnoy, Mark	27,016	12/1/13	1/8/16	A, C, D, E and F	Ratify all shares issued

13.	Portnoy, David	89,901	12/1/15	1/31/17	A, B, C, D, E and F	- Ratify issuance of 391 shares - Any claims or rights to the balance of shares (89,510) will be surrendered in exchange for total cash payment of $295,381

14.	Portnoy, Mark	78,175	12/1/15	1/31/17	A, B, C, D, E and F	- Ratify issuance of 340 shares - Any claims or rights to the balance of shares (77,835) will be surrendered in exchange for total cash payment of $256,857

15.	Mikulinsky, Oleg	9,620	12/1/15	3/3/17	A, B, D, E and F	Ratify all shares issued

	Award Type and Name of Grantee	Shares[i] Issued Under Award	Date of Relevant Employment Agreementii	Date Shares Issuediii	Failure(s) of Authorization	Recommended Dispositioniv,v
16	Portnoy, David	40,390	12/1/13	1/8/16	A, B, D, E and F	No ratification – Any claims or rights to shares will be surrendered in exchange for total cash payment of $129,248

17	Portnoy, Mark	35,122	12/1/13	1/8/16	A, B, D, E and F	No ratification – Any claims or rights to shares will be surrendered in exchange for total cash payment of $112,390

18	Portnoy, David	93,244	12/1/15	1/31/17	A, B, D, E and F	- Ratify issuance of 65,672 shares - Any claims or rights to the balance of shares (27,572) will be surrendered in exchange for total cash payment of $110,288

19	Portnoy, Mark	81,082	12/1/15	1/31/17	A, B, D, E and F	- Ratify issuance of 59,062 shares - Any claims or rights to the balance of shares (22,020) will be surrendered in exchange for total cash payment of $88,080

20	Portnoy, David	90,720	12/1/15	3/15/18	A, B, D, E and F	Ratify all shares issued

21	Portnoy, Mark	78,888	12/1/15	3/15/18	A, B, D, E and F

- Ratify issuance of 75,915 shares

- Any claims or rights to the balance of shares (2,973) will be surrendered in exchange for total cash payment of $22,000.20 which was paid by the Company in July of 2018

22	Mikulinsky, Oleg	9,729	12/1/15	2/28/18	A, B, D, E and F	Ratify all shares issued

23	Mikulinsky, Oleg	10,000	12/1/15	3/3/17	A, B, D, E and F	Ratify all shares issued

24	Portnoy, David	31,081	12/1/15	3/15/18	A, B, D, E and F

- Ratify issuance of 1,081 shares

- Any claims or rights to the balance of shares (30,000) will be surrendered in exchange for total cash payment of $222,000 which was paid by the Company in July of 2018

25	Portnoy, Mark	27,027	12/1/15	3/15/18	A, B, D, E and F	No ratification – Any claims or rights to shares will be surrendered in exchange for total cash payment of $199,999.80 which was paid by the Company in July of 2018

26	Mikulinsky, Oleg	5,000	12/1/15	2/28/18	A, B, D, E and F	Ratify all shares issued

	Total Shares of Stock to be Ratified as Described in the Column “Recommended Disposition”	Total Shares of Stock to be Surrendered (Including Shares Previously Surrendered) in Exchange for Cash as Described in the Column “Recommended Disposition”	Total Cash Paid (Including Prior Payments) as Described in the Column “Recommended Disposition”
Portnoy, David	399,050	187,472	$756,917
Portnoy, Mark	343,399	164,977	$679,327
Mikulinsky, Oleg	34,349	—	—

i.

Each reference to “shares” refers to shares of Common Stock of the Company, par value $.01 per share. All awards described in this Annex I were granted under the Company’s 2012 Equity Incentive Plan. Ratification of shares issued under an award constitutes ratification of the award.

ii.

To the extent an employment agreement was intended to serve as a written award for purposes of the 2012 Plan, the date of the employment agreement is this Annex I serves as the date of the grant of the award.

iii.

The Company’s records are not entirely clear on the exact dates of issuance of all of the shares listed in this Annex. The issue dates are based on the Demand Review Committee’s investigation of the Company’s records and on public disclosures made by the Company with respect to the shares acquired by the grantees.

iv.	All ratifications require Board and stockholder approval and are effected for purposes of Section 204 of the Delaware General Corporation Law and Delaware common law.
v.	All actions listed in “Recommended Disposition” will be effective only if the ratifications are approved by the stockholders.

ANNEX II – Resolution of Corporate Irregularities Relating to Stock Option Awards

* Where awards are proposed to be ratified in this Annex, for purposes of Section 204 of the Delaware General Corporation Law, the defective corporate act is the grant of the award, with the date of such defective corporate act/grant listed under the “Award Grant Date” column.

	Award Type and Name of Grantee	Number of Shares[i] Underlying Award	Award Grant Dateii	Shares Purportedly Issued on or Before October 8, 2019	Failure(s) of Authorization	Recommended Dispositioniii, iv
Stock Options Under 2006 Plan

1	Berger, Harold	7,500	7/6/16	0	D, E, G and H	No ratification – any claims or rights to award will be surrendered for no cash payment
		7,500	7/18/17	0

2	Gaines, George	7,500	7/6/16	0	D, E, G and H	No ratification – any claims or rights to award will be surrendered for no cash payment
		7,500	7/18/17	0
		7,500	9/1/14	0	D, E, G and K	Ratify award
		7,500	7/9/15	0	D, E, G and L

3	Wheeler, Jon	7,500	7/6/16	0	D, E, G and H	No ratification – any claims or rights to award will be surrendered for no cash payment
		7,500	7/18/17	0

4	Taymans, Jill	7,500	6/2/16	0	D, E, G and H	Ratify award[i]

5	Vergara, Oscar	2,500	7/21/17	0	D, E, G and H	Ratify award

6	Schuesler, Todd	5,000	6/2/16	0	D, E, G and H	Ratify award
Stock Options Under 2000 Plan

7	Individual 1	2,500	9/18/07	2,500	D, E, I and J	Ratify award

8	Individual 2	7,500	7/5/08	7,500	D, E, I and J	Ratify award
		20,000	2/1/11	20,000

9	Individual 3	20,000	3/4/08	20,000	D, E, I and J	Ratify award
		7,500	7/15/08	7,500

10	Individual 4	15,000	4/18/07	15,000	D, E, I and J	Ratify award

11	Individual 5	2,500	5/12/18	2,500	D, E, I and J	Ratify award

12	Individual 6	2,500	8/11/08	2,500	D, E, I and J	Ratify award

Stock Options Under 2012 Plan

13	Portnoy, David	15,002	4/15/16	0	A, D, E and M	Ratify award
		55,268	4/15/16	0

i.	Each reference to “shares” refers to shares of Common Stock of the Company, par value $.01 per share.
ii.

The Company’s records are not entirely clear on the exact dates of grants of certain of the awards listed in this Annex. The grant dates are based on the Demand Review Committee’s investigation and on public disclosures made by the Company with respect to the shares acquired by the grantees.

iii.	All ratifications require Board and stockholder approval and are effected for purposes of Section 204 of the Delaware General Corporation Law and Delaware common law.
iv.	All actions listed in “Recommended Disposition” will be effective only if the ratifications are approved by the stockholders.
v.	If award is ratified, all shares issued upon exercise of the award in accordance with its terms will be validly issued, fully paid and non-assessable

ANNEX III – Key to Nature of Failures of Authorization Identified in Annexes I and II

A.

Violation of the Company’s 2012 Equity Incentive Plan (the “2012 Plan”), including the failure to set forth the terms and conditions of the award in an award agreement, as required by Sections 2.2, 2.3, 2.5 and 7.5 of the 2012 Plan. A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for this failure of authorization will constitute a vote to approve the following amendment to the 2012 Plan, which will apply retroactively to the date of the first act requiring ratification for this failure of authorization:

The 2012 Plan is amended by inserting a new final sentence to Section 7.5 to read: “Notwithstanding anything in this Plan to the contrary, an Award does not need to be evidenced by an Award Agreement if (i) such Award has been ratified by the stockholders of the Company and (ii) the Award is not exercisable (and may not be settled, as applicable) for any shares of Stock as of any date on or after such ratification.”

B.

Violation of the 2012 Plan, including because the grant of the award exceeded the 450,000 share limitation set forth in Section 3.2(a) of the 2012 Plan. A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for this failure of authorization will constitute a vote to approve the following amendment to the 2012 Plan, which will apply retroactively to the date of the first act requiring ratification for this failure of authorization:

The 2012 Plan is amended by revising the second sentence of Section 3.2(a) as follows (with deletions shown in strike-through text): “Any of such shares of Stock may be delivered pursuant to Stock Options (all of which may be granted as ISOs)~~, and up to a maximum of Four Hundred Fifty Thousand (450,000) shares of Stock may be issued pursuant to Restricted Stock Awards or other Awards settled in Stock~~.”

C.

The Demand Review Committee of the Board of Directors considered whether the limitations on shares issuable under the 2012 Plan contained in Section 3.2(a) and Section 3.3 (a)–(d) of the 2012 Plan each should have been adjusted (pursuant to Section 3.4 of the 2012 Plan) to a lower number, to account for share repurchases effected by the Company. The Demand Review Committee (along with the Compensation Committee of the Board of Directors, acting as administrator of the 2012 Plan) determined no adjustment to such any limitations was warranted, but to the extent lower numbers should have constituted such share limitations, the issuance of the shares listed on Annex I as having been issued before December 1, 2015 might have violated Section 3.2(a) and/or Section 3.3(a) – (d) of the 2012 Plan.

D.

Violation of Sections 152 and/or 157 of the Delaware General Corporation Law (the “DGCL”), including the failure of the Board of Directors, or the Compensation Committee, to approve (or the lack of documentation evidencing approval of) the grant of the award or the issuance of the shares, as applicable.

E.

Violation of Section 157 of the DGCL, including that the award entitling the holder thereof to acquire stock may not have been evidenced by a written instrument approved by the Board of Directors or an authorized committee thereof.

F.

Shares of stock were issued on the “Date Shares Issued” column in Annex I, but were not recorded on the stock ledger as of such date (as contemplated by Section 219 of the DGCL) and the shares were neither represented by a certificate nor designated by the Board of Directors (or an authorized committee thereof) as uncertificated shares (as required by Section 158 of the DGCL and Article V, Section 1 of the Bylaws of the Company).

G.

Violation of the Company’s 2006 Stock Incentive Plan (the “2006 Plan”), including the failure to set forth the terms and conditions of the award in an award agreement, as required by Section 10.7 of the 2006 Plan. A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for this failure of authorization will constitute a vote to approve the following amendment to the 2006 Plan, which will apply retroactively to the date of the first act requiring ratification for this failure of authorization:

The 2006 Plan is amended by inserting a new second sentence to Section 10.7 to read: “Notwithstanding anything in this Plan to the contrary, an Incentive does not need to be stated in a plan or agreement approved by the Committee if (i) such Incentive has been ratified by the stockholders of the Company and (ii) such Incentive is not exercisable (and may not be settled, as applicable) for any shares of Common Stock as of any date on or after such ratification.”

H.

Violation of the 2006 Plan, including the grant of awards after the expiration of the 2006 Plan in contravention of Section 10.2 of the 2006 Plan. A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for this failure of authorization will constitute a vote to approve the following amendment to the 2006 Plan, which will apply retroactively to the date of the first act requiring ratification for this failure of authorization:

Section 10.2 shall be amended by revising the final sentence thereof to read as follows (with additions shown in underlined text): “No Incentives (other than Incentives ratified by the stockholders of the Company) may be granted under the Plan after the tenth anniversary of the Effective Date.”

I.

Violation of the Company’s 2000 Stock Incentive Plan (the “2000 Plan”), including the failure to set forth the terms and conditions of the award in an award agreement, as required by Section 4.1 of the 2000 Plan. A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for this failure of authorization will constitute a vote to approve the following amendment to the 2000 Plan, which will apply retroactively to the date of the first act requiring ratification for this failure of authorization:

The 2000 Plan is amended by inserting a new third sentence to Section 4.1 to read: “Notwithstanding anything in this Plan to the contrary, an Option does not need to be evidenced by a written Option Agreement if (i) such Option has been ratified by the stockholders of the Company and (ii) the Option is not exercisable (and may not be settled, as applicable) for any shares of Common Stock as of any date on or after such ratification.”

J.

Violation of the 2006 Plan, including the grant of awards under the 2000 Plan in contravention of a prohibition on grants thereunder set forth in Section 10.17 of the 2006 Plan. A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for this failure of authorization will constitute a vote to approve the following amendment to the 2006 Plan, which will apply retroactively to the date of the first act requiring ratification for this failure of authorization:

The 2006 Plan is amended by deleting the final sentence of Section 10.17 (with deletions shown in strikethrough text): “~~The Committee shall not make any additional grants under the Prior Plan.~~”

K.

As of the date the award was granted, the award was designated as an Incentive Stock Option, but did not qualify as such under Section 6.5 of the 2006 Plan. The award had a $2.40 per share exercise price and a seven-year term. Because the recipient owned stock representing greater than 10% of the voting power of the Company as of the date of the grant, in order to qualify as an Incentive Stock Option, such award was required to be limited to a five-year term and an exercise price of 110% of the Fair Market Value (as defined in the 2006 Plan) of the stock underlying such award on the date of the grant. Such requirements were not reflected in the award. The recipient was not eligible to receive an Incentive Stock Option given his position with the Company. Ratified awards will be deemed “stock options” not intended to qualify as Incentive Stock Options under the 2006 Plan.

L.

As of the date the award was granted, the award was designated as an Incentive Stock Option, but did not qualify as such under Section 6.5 of the 2006 Plan. The award had a $3.08 per share exercise price and a ten-year term. Because the recipient owned stock representing greater than 10% of the voting power of the Company as of the date of the grant, in order to qualify as an Incentive Stock Option, such award was required to be limited to a five-year term and an exercise price of 110% of the Fair Market Value (as defined in the 2006 Plan) of the stock underlying such award on the date of the grant. Such requirements were not reflected in the award. The recipient was not eligible to receive an Incentive Stock Option given his position with the Company. Ratified awards will be deemed “stock options” not intended to qualify as Incentive Stock Options under the 2006 Plan.

M.

As of the date the awards were granted, the awards were designated as Incentive Stock Options, but did not qualify as such under Section 2.2(b) of the 2012 Plan. The award had a $3.14 per share exercise price and a ten-year term. Because the recipient was a 10% Stockholder (as defined in the 2012 Plan) as of the date of the grant, in order to qualify as an Incentive Stock Option, such award was required to be limited to a five-year term and an exercise price of 110% of the Fair Market Value (as defined in the 2012 Plan) of a share of the Company’s common stock on the date of the grant. Such requirements were not reflected in the award. Ratified awards will be deemed “Non-Qualified Options” under the 2012 Plan.

*

When shares were purportedly issued upon the exercise or settlement of any award described in Annex I or II, such issuance may have constituted a defective corporate act due to the same failure of authorization relating to the award.

**

A vote by a director or stockholder, as applicable, in favor of ratifying the acts that are defective for any of the reasons set forth in this key will constitute a vote to approve the following amendment to each of the 2012 Plan, 2006 Plan and 2000 Plan:

A new section will be inserted as the new final section of each Plan to read as follows: “Any amendment to this Plan adopted in connection with the ratification by the stockholders of the Company of any defective corporate act (as defined in Section 204 of the Delaware General Corporation Law) shall apply and be effective retroactive to the date of the first such defective corporate act so ratified by the stockholders. The defective corporate acts are set forth in the Company’s proxy materials solicited in connection with its 2019 annual meeting of stockholders, a copy of which shall be provided to any stockholder of the Company promptly following a request therefor.”

ANNEX IV – Amended and Restated 2012 Equity Incentive Plan

Cryo-Cell International, Inc.

2012 Amended and Restated1 Equity Incentive Plan

Article 1. General

Section 1.1 Purpose, Effective Date and Term. The purpose of this Cryo-Cell International, Inc. 2012 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Cryo-Cell International, Inc. (the “Company”), and its Subsidiaries by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is December 1, 2011. The Plan was approved by the Company’s stockholders at the Company’s 2012 annual meeting of stockholders. The Plan shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by a committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an Award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

Article 2. Awards

Section 2.1 General. Any Award under the Plan may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.10, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 which represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date; or (ii) to a non-Employee. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be modified unilaterally by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option.

[1]	Except when otherwise noted, all amendments shown relate to Proposal 5 and would be enacted if Proposal 5 is adopted by the stockholders.

(b) Stock Appreciation Rights. A stock appreciation right (a “SAR”) means a grant under Section 2.2, which represents the right to receive in cash, shares of Stock or a combination of both (as shall be reflected in the Award Agreement) an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise, over (ii) the Exercise Price established by the Committee in accordance with Section 2.2 hereof.

(c) Restricted Stock Awards. A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(d) Restricted Stock Unit Awards. A Restricted Stock Unit Award means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit Award. A Restricted Stock Unit Award is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and may be settled in shares of Stock, cash, or a combination of cash and shares of Stock based on the Fair Market Value of a specified number of shares of Stock.

(e) Performance Share Awards. A Performance Share Award means a grant under Section 2.5(a) which is denominated in shares of Stock and represents the right to receive the Fair Market Value of a share of Stock upon satisfaction of performance-based conditions. A Performance Share Award may be settled in shares of Stock, cash, or a combination of cash and shares of Stock.

(f) Performance Unit Awards. A Performance Unit Award means a grant under Section 2.5(b) which is denominated in a specified dollar amount and represents the right to receive payment of a specified dollar amount (or a percentage of the specified dollar amount) upon satisfaction of performance-based conditions. A Performance Unit Award may be settled in cash, shares of Stock, or a combination of cash and shares of Stock.

(g) Other Stock-Based Awards. An Other-Stock Based Award means an equity-based or equity-related Award granted under Section 2.6 that is not otherwise described by the terms of this Plan.

(h) Dividend Equivalent Rights. A Dividend Equivalent Right means a grant under Section 2.7 hereof that entitles the Participant to receive the cash dividends that are or would be payable with respect to a share of Stock.

Section 2.2 Stock Options and SARs.

(a) Grant of Stock Options and SARs. Each Stock Option or SAR shall be evidenced by an Award Agreement which shall: (i) specify the number of Stock Options or SARs covered by the Award; (ii) specify the date of grant of the Stock Option or SAR; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option or SAR expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder). The “Exercise Price” of each Stock Option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options or SARs granted in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity. The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including, but not limited to: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net shares settlement, whereby the Company withholds the exercise price and any taxes owed on the exercise, and only delivers the remaining net shares to the grantee; (iv) by personal, certified or cashiers’ check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option or a SAR shall be rounded down to the nearest whole share.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement which shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Cryo-Cell International, Inc. dated [Date], made pursuant to the terms of the Cryo-Cell International, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Cryo-Cell International, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability and the requirement that the Participant execute a stock power in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions.

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be immediately distributed to the Participant. If the Committee determines to delay the distribution of dividends to a Participant until the vesting of a Restricted Stock Award, the Committee shall cause the dividend (and any earnings thereon) to be distributed to the Participant no later than two and one-half months following the date on which the Restricted Stock Award vests.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights associated with the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

Section 2.4 Restricted Stock Unit Awards.

(a) Grant of Restricted Stock Unit Awards.    Each Restricted Stock Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company, as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions.    Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)    A Restricted Stock Unit Award shall be similar to Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Restriction Period (defined below), the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee shall determine. The Committee shall impose such other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(c) hereof, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

(ii) The Committee may, in connection with the grant of Restricted Stock Units, designate them as “performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(c) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has certified that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit Award for which such Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

Section 2.5 Performance Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award shall be evidenced by an Award Agreement which shall: (i) specify the number of shares of Stock covered by the Performance Share Award; (ii) specify the date of grant of the Performance Share Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(i) Terms and Conditions. Performance Share Awards shall be subject to the following terms and conditions:

(A) Subject to the limitations of the Plan, Performance Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance measures to be achieved during any performance period and the length of the performance period shall be determined by the Committee upon the grant of each Performance Share Award, provided that the performance period shall be no less than one year following the date of grant, and provided further that the Committee may at the time a Performance Share Award is granted specify a maximum amount payable in respect of such Award.

(B) At the time it grants a Performance Share Award, the Committee shall establish one or more performance measures from those set forth in Section 2.5(c) hereof, to which the Performance Share Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Share Award. The conditions for grant or vesting and the other provisions of the Performance Share Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Share Award is subject is not attained during the performance period, such Performance Share Award shall be forfeited without consideration.

(C) The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Share Awards shall be paid in a lump sum following the close of the performance period to which they relate and after the Committee certifies that the applicable performance levels have been satisfied. The grant of any Performance Share Award and the establishment of performance measures for Performance Share Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(D) If the performance measures for a Performance Share Award have been attained, payment in respect of such Performance Share Award shall be made at the close of the performance period to which such Award relates and after the Committee has certified that performance measures have been satisfied. Performance Share Awards may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Share Award. Prior to such delivery, the recipient of a Performance Share Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

(b) Grant of Performance Unit Awards. Each Performance Unit Award shall be evidenced by an Award Agreement which shall: (i) specify the initial dollar value represented by the Performance Unit Award; (ii) specify the date of grant of the Performance Unit Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe.

(i) Terms and Conditions. Performance Unit Awards shall be subject to the following terms and conditions:

(A) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Unit Awards to Participants, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable performance measure attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.

(B) At the time it grants a Performance Unit Award, the Committee shall establish one or more performance measures from those set forth in Section 2.5(c) hereof, to which the Performance Unit Award is subject during a specified performance period, the attainment of which shall be a condition of the recipient’s right to receive payment under such Performance Unit Award. The conditions for granting or vesting and the other provisions of Performance Unit Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. If any one or more of the performance measures to which a Performance Unit Award is subject is not attained during the performance period, such Performance Unit Award shall be forfeited without consideration.

(C) The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be conclusively determined by the Committee prior to any distribution. Performance Unit Awards shall be paid in a lump sum following the close of the performance period to which they relate. The grant of any Award and the establishment of performance measures for Awards to Covered Employees that are intended to be performance based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of Code Section 162(m).

(D) If the performance measures for a Performance Unit Award have been attained, payment in respect of such Performance Unit Award shall be made following the close of the performance period to which such Award relates; provided, that the Committee has first certified that the applicable performance measures have been satisfied. Such payment may be paid in cash, shares of Stock, or any combination thereof, in the sole discretion of the Committee at the time of payment. To the extent payment is to be made in shares of Stock, the Committee shall cause a stock certificate or evidence of book entry shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the recipient of the Performance Unit Award. Prior to such delivery, the recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the shares of Stock.

(c) Performance Measures. Performance measures under the Plan may be based on any one or more of the following:

i.	revenue;

ii.	diluted revenue per share

iii.	basic earnings per Share;

iv.	basic cash earnings per Share;

v.	diluted earnings per Share;

vi.	diluted cash earnings per Share;

vii.	net income;

viii.	cash earnings;

ix.	return on average stockholders’ equity;

x.	cash return on average stockholders’ equity;

xi.	return on average tangible stockholders’ equity;

xii.	cash return on average tangible stockholders’ equity;

xiii.	core earnings;

xiv.	operating income;

xv.	cash flow;

xvi.

strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

xvii.	stock price (including, but not limited to, growth measures and total shareholder return);

xviii.	sales force roll out;

xix.	information technology implementation;

xx.	quarterly revenue growth and earnings; or

xxi.	any combination of the foregoing.

Performance goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items and may be applied on a consolidated basis or to individual business units, divisions or Subsidiaries.

(d) Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m) so that no adjustments or exercise of discretion results in an increase in compensation with respect to an Award intended to be performance-based compensation. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

Section 2.6. Other Stock-Based Awards.

(a) Grant of Other Stock-Based Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Participants. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Stock, as determined by the Committee to be consistent with the purposes of the Plan, including without limitation, shares of Stock awarded purely as a “bonus” or other “incentive” whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, purchase rights, and Awards valued by reference to the book value of shares of Stock or the value of securities of, or the performance of, specified Subsidiaries.

(b) Terms and Conditions.

(i) The Committee shall determine the terms and conditions of such Awards, which may include attainment of performance measures in accordance with Section 2.5(c). Shares of Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Stock, other Awards, or other property, as the Committee shall determine.

(ii) Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award Agreement which shall: (A) specify the number of shares of Stock related to the Other Stock-Based Award; (B) specify the date of grant of the Other Stock-Based Award; (C) specify the vesting period or market conditions or performance conditions (including whether the Award constitutes performance-based compensation that is subject to a performance measure under Section 2.5(c) hereof) that must be satisfied in order to vest in the Award; (D) provide the extent to which the Participant may receive Other Stock-Based Awards following termination of the Participant’s employment or Service to the Company or any Subsidiary; and (E) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 2.7 Dividend Equivalent Rights.

(a) In connection with the grant of any equity-based or equity-related Award hereunder, the Committee may grant a Participant a Dividend Equivalent Right with respect to the shares of Stock covered by such Award. Such grant of Dividend Equivalent Rights shall be included in the Award Agreement that evidences the grant of the related equity-based or equity-related Award. Notwithstanding the foregoing, Dividend Equivalent Rights may also be awarded on a free-standing basis in the sole discretion of the Committee. The Award Agreement entered into with the Participant shall be subject to the terms and conditions of the Plan, and the Dividend Equivalent Rights (other than free-standing Dividend Equivalent Rights) shall be subject to all the conditions and restrictions of the underlying Awards to which they relate.

(b) Each Dividend Equivalent Right represents the right to receive cash dividends that are or would be payable with respect to the shares of Stock underlying the equity-based or equity-related Award to which the Dividend Equivalent Right relates. Dividend Equivalent Rights granted on a free-standing basis will entitle the holder to a right to receive a cash payment equal in value to dividends paid with respect to a specified number of shares of Stock. Upon payment of a dividend on shares of Stock of the Company, the Participant holding a Dividend Equivalent Right with respect to equity-based or equity-related Awards shall promptly receive from the Company the amount of cash equal to the amount of the cash dividend paid per share of Stock, multiplied by the number of shares of Stock underlying the related Award.

(c) In the event an Award granted hereunder is forfeited for any reason, the related Dividend Equivalent Right shall also be forfeited. Unless otherwise determined by the Committee and set forth in the Award Agreement, a Dividend Equivalent Right is payable only while the Participant is an Employee or a Director.

Section 2.8 Vesting of Awards. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability, Retirement, or Involuntary Termination of Employment following a Change in Control), and provided that Service as a director emeritus or advisor director shall constitute Service for purposes of vesting.

Section 2.9 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.9 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A. The following rules will apply to an Award which is determined to constitute Deferred Compensation:

(a) The terms of any such Award, including any authority of the Company or the Committee and rights of a Participant with respect to the Award, shall be limited to those terms permitted under Code Section 409A and the regulations thereunder;

(b) If a Participant is permitted to elect to defer such Award or any payment under such Award, the election shall be permitted only at times in compliance with Code Section 409A and the regulations thereunder;

(c) The Company shall have no authority to accelerate or delay distributions relating to such Awards in excess of the authority permitted under Code Section 409A and the regulations thereunder;

(d) Any distribution of an Award triggered by a Participant’s Termination of Service shall be made only at the time that the Participant has had a “Separation from Service” as defined in Section 8.1 or at such earlier time preceding a Termination of Service that there occurs another event triggering a distribution under the Plan or the applicable Award Agreement in compliance with Code Section 409A and the regulations thereunder;

(e) In the case of any distribution of such Award, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the time and form of payment for such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 in the calendar year following the calendar year at which the settlement of the Award is specified to occur, any applicable restriction lapses, or there is no longer a substantial risk of forfeiture applicable to such amounts; and

(f) In the case of any such Award providing for a distribution upon the lapse of a substantial risk of forfeiture, the time and form of payment for such distribution will be specified in the Award Agreement; provided that, if the timing and form of payment of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made in one lump sum amount on March 15 of the calendar year following the calendar year in which the substantial risk of forfeiture lapses.

Section 2.10 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value) or replacement grants, or other means.

Section 2.11 Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual’s death, Disability or Retirement, provided however, that Performance Share Awards, Performance Unit Award or other Awards intended to qualify as performance-based compensation under Code Section 162(m) (other than a Stock Option or SAR award unless subject to performance based criteria) will not immediately vest on Retirement. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than Disability, Retirement, death or termination for Cause, Stock Options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options and SARs may be exercised only for a period of three months following termination, and any Restricted Stock Awards and other Awards that have not vested as of the date of termination shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, Restricted Stock Awards and all other Awards granted to a Participant under this Plan not exercised or vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all other Awards, other than any Award that is intended to qualify as performance-based compensation under Code Section 162(m), shall become fully vested at the date of Termination of Service. Options and SARs may be exercised for a period of one year following (or for the remaining term, if less) Termination of Service, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than one year following termination of employment due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months of termination of employment.

(d) Upon Termination of Service for reason of Retirement, all Stock Options and SARs shall be exercisable as to all shares subject to an outstanding Award (except those that are subject to performance-based criteria), whether or not then exercisable at the date of Termination of Service and for a period of one year (or for the remaining term, if less). All other Awards, other than those Awards the vesting of which is based on satisfaction of performance-based conditions subject to Code Section 162(m), shall become fully vested on Retirement.

(e) The effect of a Change in Control on the vesting or exercisability of Stock Options, SARs and Restricted Stock Awards and other Awards is as set forth in Article 4 hereof.

Article 3. Shares Subject to Plan

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under this Plan shall be equal to Two Million Five Hundred Thousand (2,500,000) shares of Stock. Any of such shares of Stock may be delivered pursuant to Stock Options (all of which may be granted as ISOs)~~, and up to a maximum of Four Hundred Fifty Thousand (450,000) shares of Stock may be issued pursuant to Restricted Stock Awards or other Awards settled in Stock~~ 2; provided that no shares of Stock may be issued pursuant to Restricted Stock Awards or other Awards settled in Stock granted from and after the effectiveness of the amendment first inserting this sentence. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4.

[2]	The above change, deleting the 450,000 share limit described above, would be enacted if each of Proposals 4(a) – (d) are approved by the stockholders.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option or SAR (other than a tandem SAR), a Restricted Stock Award, or other Award settled in Stock, the number of shares of Stock available for the granting of additional Stock Options, SARs, Restricted Stock Awards, or other Awards settled in Stock shall be reduced by the number of shares of Stock in respect of which the Stock Option, SAR or Award is granted or denominated. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Section 3.3 Limitations on Grants to Individuals.

(a) Options and SARs. The maximum number of shares of Stock that may be subject to Stock Options or SARs granted to any one Participant during any calendar year shall be Seven Hundred Thousand (700,000). For purposes of this Section 3.3(a), if a Stock Option is granted in tandem with an SAR, such that the exercise of the Stock Option or SAR with respect to a share of Stock cancels the tandem SAR or Stock Option right, respectively, with respect to such share, the tandem Stock Option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

(b) Restricted Stock Awards and Restricted Stock Unit Awards. The maximum number of shares of Stock that may be subject to Restricted Stock Awards or Restricted Stock Unit Awards described under Section 2.1(c) and (d) which are granted to any one Participant during any calendar year shall be Two Hundred Twenty-Five Thousand (225,000).

(c) SARs Settled in Cash. The maximum annual dollar amount that may be payable to a Participant pursuant to cash settled SARs described under Section 2.1(b) which are granted to any one Participant during any calendar year shall be Two Hundred Thousand Dollars ($200,000).

(d) Performance Units or Performance Share Awards. The maximum aggregate Award of Performance Units or Performance Share Awards that a Participant may receive in any one plan year shall be Two Hundred Twenty-Five Thousand (225,000) shares if such Award is payable in shares of Stock, or equal to the value of Two Hundred Twenty-Five Thousand (225,000) shares of Stock if such Award is payable in cash or property other than shares of Stock, determined as of the earlier of vesting or the payout date, as applicable.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee may (or, to the extent the Committee determines the rights of Participants would be adversely affected in the absence of an adjustment, the Committee shall), in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, SARs, Restricted Stock Awards, or other Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, SARs, Restricted Stock Awards, or other Awards and (iii) the Exercise Price of Stock Options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, SARs, Restricted Stock Awards, and other Awards (including, without limitation, cancellation of Stock Options, SARs, Restricted Stock Awards, and other Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Stock Options, SARs or Restricted Stock Awards and other Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options or SARs granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or SARs having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option or SAR being canceled.

Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

Article 4. Change in Control

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

(a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option or SAR).

(b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c), Restricted Stock Unit Awards described in Section 2.1(d), and Other Stock-Based Awards described in Section 2.1(g), shall be fully earned and vested immediately. Notwithstanding the above, any Awards the vesting of which is based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c) In the event of a Change in Control, any performance measure attached to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a Change in Control of the Company shall mean a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”); or (ii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company’s outstanding securities, or (b) individuals who constitute the Board on the date hereof (the “Incumbent Board”) cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs or is implemented~~; or (d) on or before December 1, 2012, the Company has received a Nomination Solicitation Notice, as that term is defined in Article II, Section 10 of the Company’s Bylaws, which Nomination Solicitation Notice is determined to have been filed in a timely manner and in compliance with the Company’s Bylaws~~.

Article 5. Committee

Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of the Company which shall be comprised of not less than three Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to Section 16 of the Exchange Act, or (ii) are reasonably anticipated to be Covered Employees during the term of the Award; provided, however, that at least two Disinterested Board Members participate in such discussions. The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Article 6. Amendment and Termination

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.9, Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4(c) materially modify the requirements for participation in the Plan, or (d) expand the types of Stock Options or Awards provided under the Plan unless the amendment under (a), (b), (c) or (d) above is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.9 to any Award granted under this Plan without further consideration or action.

Article 7. General Terms

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to receive a future Award under this Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) and SARs (other than SARs granted in tandem with ISOs) under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. No other Awards shall be transferable prior to the time that such Awards vest in the Participant.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by each Participant (substantially in the form of applicable Award Agreement attached hereto or in such other form approved by the Board or the Committee). A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant. Notwithstanding anything in this Plan to the contrary, an Award does not need to be evidenced by an Award Agreement if (i) such Award has been ratified by the stockholders of the Company and (ii) the Award is not exercisable (and may not be settled, as applicable) for any shares of Stock as of any date on or after such ratification.3

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding. Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to a Stock Option or SAR settled in stock, reducing the number of shares of Stock subject to the Stock Option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to a Restricted Stock Award, or any other Award settled in Stock, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding, or (iii) with respect to a SAR or other Award settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an Award under SFAS 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the

[3]	The above change, adding a new final sentence to Section 7.5, would be enacted if each of Proposals 4(a) – (d) are approved by the stockholders.

Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents or each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Florida without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Tampa, Florida, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Executive Officer.

Section 7.17 Forfeiture Events.

(a) ~~The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provisions of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.~~ In addition to any otherwise applicable vesting or performance conditions of an Award, a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon (a) the Participant’s misfeasance or malfeasance in connection with Participant’s employment with or services to the Company, (b) breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, (c) a termination of the Participant’s term of service for Cause, or (d) any other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and/or its Subsidiaries. In such an event, the Committee may, by unanimous vote, reduce, cancel, or provide for the forfeiture or recoupment of any Award made to the Participant.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance of filing with the Unites States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

In addition, in the event of an accounting restatement, the Committee, in its sole and exclusive discretion, may require that any Participant reimburse the Company for all or any part of the amount of any payment in settlement of any Award granted hereunder.

Section 7.18. Any amendment to this Plan adopted in connection with the ratification by the stockholders of the Company of any defective corporate act (as defined in Section 204 of the Delaware General Corporation Law) shall apply and be effective retroactive to the date of the first such defective corporate act so ratified by the stockholders. The defective corporate acts are set forth in the Company’s proxy materials solicited in connection with its 2019 annual meeting of stockholders, a copy of which shall be provided to any stockholder of the Company promptly following a request therefor.4

[4]	The above change, adding a new Section 7.18, would be enacted if each of Proposals 4(a) – (d) are approved by the stockholders.

Article 8. Defined Terms; Construction

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, SAR, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, Performance Unit Award or other Stock Based Award, or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” shall have the meaning described herein. If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i) “Committee” means the Committee acting under Article 5.

(j) “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k) “Director” means a member of the Board of Directors of the Company or a Subsidiary.

(l) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, except as otherwise provided in the following sentence, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition or in the event an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Participant’s Disability, “Disability” or “Disabled” means that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering the Company’s Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m) “Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction with the Company or its Subsidiaries, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

(n) “Dividend Equivalent Rights” has the meaning ascribed to it in Section 2.7.

(o) “Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(r) “Exercise Price” means the price established with respect to a Stock Option or SAR pursuant to Section 2.2.

(s) “Fair Market Value” means, with respect to a share of Stock on a specified date:

(i) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(ii) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if (i) and (ii) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422 and the applicable requirement of Code Section 409A and the regulations promulgated thereunder. For purposes of the exercise of a Stock Option, Fair Market Value on such date shall be the date a notice of exercise is received by the Company, or if not a day on which the market is open, the next day that it is open.

(t) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events following a Change in Control: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to the Change in Control; (c) any reduction of the rate of the Employee Participant’s base salary in effect immediately prior to the Change in Control; (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant’s principal place of employment, without his consent, to a place that is both more than twenty-five (25) miles away from the location of the Employee Participant’s principal office prior to the Change in Control.

(u) “Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

(w) “Involuntary Termination of Employment” means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

(x) “ISO” has the meaning ascribed to it in Section 2.1(a).

a.

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

b.	“Other Stock-Based Awards.” An Other-Stock Based Award means an equity-based or equity-related Award granted under Section 2.6 not otherwise described by the terms of this Plan.

c.	“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

d.	“Performance Share Award” has the meaning ascribed to it in Section 2.5(a).

e.	“Performance Unit Award” and “Performance Unit” has the meaning ascribed to them in Section 2.5(b).

f.	“Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

g.	“Restricted Stock Unit Award” and “Restricted Stock Unit” has the meaning ascribed to them in Section 2.4.

(hh) “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee or Service as a Director on or after the occurrence of any of the following:

(i) the attainment of age 75 by an Employee or Director; or

(ii) the attainment of age 62 by an Employee or Director and the completion of 15 years of continuous employment or Service as an Employee or Director.

Years of employment as an Employee or Service as a Director shall be aggregated for the purposes of this definition for any years of employment as an Employee or Service as a Director that did not occur simultaneously.

(ii) “SAR” has the meaning ascribed to it in Section 2.1(b).

(jj) “SEC” means the Securities and Exchange Commission.

(kk) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ll) “Service” means service as an Employee, consultant, service provider, or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.

a.	“Stock” means the common stock of the Company, $0.01 par value per share.

b.	“Stock Option” means an ISO or a Non-Qualified Option.

c.

“Subsidiary” means any corporation, affiliate, or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

(pp) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section (pp), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

(iv) A service provider whose Services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose Services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides Services requested by the Company or any Subsidiary (as determined by the Committee).

(v) Except to the extent Section 409A of the Code may be applicable to an Award, and subject to the foregoing paragraph of this sub-section “(pp),” the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.9 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will not exceed 49% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(vi) With respect to a Participant who is a director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Tampa, Florida time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

EXHIBIT A (Restricted Stock Award)

Cryo-Cell International, Inc.

2012 Amended and Restated Equity Incentive Plan

FORM OF RESTRICTED STOCK AWARD AGREEMENT

Participant:

Grant Date:

Type of Award granted:

Number of Shares granted:

Vesting schedule:

Conditions:

* * * * * * * * * * * * *

THIS RESTRICTED STOCK AWARD AGREEMENT  (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Cryo-Cell International, Inc., a Delaware corporation (the “Company”), and the Participant specified above, pursuant to the Cryo-Cell International, Inc. 2012 Equity Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Company’s Compensation Committee; and

WHEREAS, it has been determined that it would be in the best interests of the Company to grant the shares of Restricted Stock provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1. Incorporation by Reference, Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Restricted Stock. The Company hereby grants to the Participant, as of the Grant Date specified above, the number of shares of Restricted Stock specified above. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason. Subject to Section 3 hereof, the Participant shall have no rights as a stockholder with respect to any shares of Common Stock underlying this Award unless and until such shares are delivered to the Participant in accordance with the terms of the Plan and this Agreement.

3. Vesting; Forfeiture.

(a)

Vesting. The Restricted Stock subject to this grant shall become unrestricted and vested in accordance with the vesting schedule above. All vesting of the Restricted Stock granted hereunder shall occur only on the appropriate vesting date specified above, subject to the Participant’s continued service with the Company or any of its Subsidiaries through each applicable vesting date. There shall be no proportionate or partial vesting in the periods before each vesting date.

(b)

Change in Control. At the time of an Involuntary Termination of Employment (as defined in Section 8.1 of the Plan) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock shall be fully earned and vested immediately. Additionally, in the event of a Change in Control, any performance measure related to the vesting of the Restricted Stock shall be deemed satisfied as of the date of the Change in Control.

(c)	Forfeiture. All unvested shares of Restricted Stock may be forfeited for the reasons set forth in the Plan.

(d)

Certificate; Restrictive Legend. The Participant agrees that any certificate issued for Restricted Stock prior to the lapse of any outstanding restrictions relating thereto shall be inscribed with the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Cryo-Cell International, Inc. dated [Date], made pursuant to the terms of the Cryo-Cell International, Inc. 2012 Equity Incentive Plan, copies of which are on file at the executive offices of Cryo-Cell International, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

To the extent the Restricted Stock is represented by a book entry, such book entry will contain an appropriate legend or restriction. Upon the lapse of restrictions relating to the Restricted Stock, the Company shall issue to the Participant or the Participant’s personal representative a stock certificate representing a number of shares of Stock, free of the restrictive legend described in this Section 3(d), equal to the number of shares of Stock subject to this award with respect to which such restrictions have lapsed. If certificates representing such Restricted Stock shall have theretofore been delivered to the Participant, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer prior to the issuance by the Company of such unlegended Stock.

4. Recoupment Policy. The Participant acknowledges and agrees that the Restricted Stock shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company or its Affiliates from time to time or as may be required by any applicable law. Additionally, the Participant acknowledges that the Restricted Stock is subject to reduction, cancellation, forfeiture or recoupment by unanimous vote of the Committee as provided in Section 7.17 of the Plan.

5. Compliance with Securities Laws and Other Regulatory Matters. The Participant acknowledges that the issuance of Stock of the Company is subject to limitations imposed by federal and state law, and the Participant hereby agrees that the Company shall not be obligated to issue any shares of Stock that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Participant agrees that he or she will provide the Company with the foregoing representations, and with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 5.

6. Income Taxes. The Participant shall pay to the Company promptly upon request, and in any event at the time the Participant recognizes taxable income in respect of the Restricted Stock (or, if the Participant makes an election under Section 83(b) of the Code, in connection with such grant), an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock.

The Participant shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code. The Company shall notify Participant of the amount of tax (if any) which must be withheld by the Company under all applicable federal, state and local tax laws. The Participant may satisfy any federal, state or local tax withholding obligation by any of the following means (in addition to the Company’s right to withhold from any other compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant, provided, however, that no shares of Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Stock of the Company.

7. Corporate Transactions. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee may (or, to the extent the Committee determines the rights of Participants would be adversely affected in the absence of an adjustment, the Committee shall), in an equitable manner, adjust any or all of (a) the number and kind of securities deemed to be available thereafter for any outstanding Restricted Stock, and (b) the number and kind of securities that may be delivered or deliverable in respect of any outstanding Restricted Stock.

8. Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. The Participant shall not assign any part of this Agreement without the prior express written consent of the Company.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same instrument.

10. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

11. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company may deliver in connection with the Restricted Stock awarded hereunder and any other grants offered by the Company. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet, an internet website, or the online brokerage account system.

12. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of Restricted Stock made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Restricted Stock awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary and shall not be considered as part of such salary in the event of severance, redundancy, or resignation.

13. No Right to Employment. The Restricted Stock granted hereunder shall not confer upon the Participant the right to continued employment with or services to the Company or affect in any way the right of the Company to terminate the employment or services of the Participant at any time and for any reason.

14.	Miscellaneous.

(a)

It is the intention of the Company that the Restricted Stock will be exempt from, or will comply with the requirements of, Section 409A of the Code, and the Plan and the terms and conditions of the Restricted Stock shall be interpreted, construed and administered consistent with such intent. Although the Company intends to administer the Plan and the Restricted Stock in compliance with Section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of the Restricted Stock or the Company’s administration thereof will be exempt from, or will comply with the requirements of, Section 409A of the Code. The Company shall not be liable to the Participant or any other person for any tax, interest, or penalties that the person may incur as a result of the Restricted Stock or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code.

(b)	This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral.

(c)

This Agreement may only be amended in writing signed by the parties hereto, except that the Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

(d)

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and shall in all respects be interpreted, enforced, and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state.

(e)	The captions herein are for convenience of reference only and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

* * * * * * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CRYO-CELL INTERNATIONAL, INC.
By:
Name:
Title:	Chief Financial Officer
Certification:

The above signed officer of Cryo-Cell International, Inc. hereby certifies that (s)he has reviewed the Plan and that the Restricted Stock granted pursuant to this Award Agreement is permissible under and in compliance with the Plan to the best of his/her knowledge, information and belief.

By:
Name:
Title:	Director and authorized member of the Compensation Committee
PARTICIPANT
Printed Name:
Social Security Number:

Exhibit B (Incentive Stock Option)

OPTION AGREEMENT

Participant:

Grant Date:

Type of Award granted:

Number of Awards granted:

Vesting schedule:

Conditions:

* * * * * * * * * * * * *

This OPTION AGREEMENT (this “Agreement”) is entered into this                      day of             , 20        , by and between Cryo-Cell International, Inc., a Delaware corporation (the “Company”) and                      (“Participant”).

WHEREAS, the Company has reserved the right to grant stock options to key employees of the Company under the Cryo-Cell International, Inc. 2012 Amended and Restated Equity Incentive Plan (the “Plan”) adopted by the Company’s Board of Directors and shareholders; and

WHEREAS, Participant is employed by the Company or a Subsidiary of the Company in a position which the Company deems to be a key position with the Company or a Subsidiary; and

WHEREAS, the Company desires to grant Participant stock options to purchase              shares of the Company’s Common Stock pursuant to such Plan at a price of                      Dollars ($            ) per share on the terms and conditions set forth below.

NOW, THEREFORE, intending to be legally bound and in consideration of the mutual covenant set forth herein, the parties hereto agree as follows:

1. Incorporation by Reference, Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Options. The Company hereby grants to Participant the right and option (the “Stock Option(s)”) to purchase up to                          (                ) shares of the Company’s Common Stock (the “Stock”) pursuant to the terms and conditions of the Plan. Such Stock Options shall be exercisable by Participant to purchase the Stock at a price of                      Dollars ($            ) per share.

3. Stock Option Character. The Stock Options granted hereunder are intended to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, and shall comply in all respects with the requirements applicable to such incentive stock options including, but not limited to, the requirements for ISOs specified in Section 2.1(a) of the Plan. Any Options that do not qualify as Incentive Stock Options (either at the time of the grant or upon a subsequent event) shall be treated as Non-Qualified Options.

4. Vesting and Exercise Dates. The Stock Options shall become vested and the Participant shall become entitled to exercise the Stock Options granted hereunder on the following dates:

Vesting Date	Options Vested on Vesting Date

The Stock Options may not be exercised unless Participant has continued to be employed by the Company through the date Participant exercises the Stock Options, except as expressly provided otherwise in the terms of Section 2.11 of the Plan. Notwithstanding the foregoing, at the time of an Involuntary Termination of Employment (as defined in Section 8.1 of the Plan) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable, subject to the expiration provisions otherwise applicable to the Stock Options.

If Participant fails to immediately exercise the Stock Options with respect to all of the Stock which may be acquired on any of the preceding dates, Participant shall be entitled to exercise the Stock Options again with respect to the remaining portion of such Stock at any subsequent time prior to the termination date of the Stock Options.

5. Recoupment Policy. The Participant acknowledges and agrees that the Stock Options and the Stock purchased under the exercise of the Stock Options shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company or its Affiliates from time to time or as may be required by any applicable law. Additionally, the Participant acknowledges that the Stock Options and the Stock purchased under the exercise of the Stock Options are subject to reduction, cancellation, forfeiture or recoupment by unanimous vote of the Committee as provided in Section 7.17 of the Plan.

6. Expiration of Options. If not previously exercised, the Stock Options shall terminate at the close of business on the tenth (10th) anniversary of this Agreement (the fifth (5th) anniversary if the Participant is a 10% Stockholder of the Company as described in Article 8 of the Plan), or, if earlier, upon termination of Participant’s employment with the Company, except as expressly provided in Section 2.11 of the Plan. Participant shall have no right to exercise the Stock Options at any time after such date unless otherwise permitted by the Company.

7. Manner of Exercise. If Participant elects to exercise the Stock Options to purchase Stock, Participant shall give written notice of such exercise to the Corporate Secretary of the Company prior to the expiration of the term of the Stock Options. The notice of exercise shall state the number of shares of Stock as to which the Stock Options are being exercised. Participant may exercise the Stock Options to purchase all, or any lesser whole number, of the number of shares of the Stock which he or she is then permitted to purchase under Section 4.

The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including, but not limited to: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by net shares settlement, whereby the Company withholds the exercise price and any taxes owed on the exercise, and only delivers the remaining net shares to the grantee; (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.

8. Issuance of Stock Certificates or Book Entry for Stock. The stock certificates for any Stock issuable to Participant upon exercise of the Stock Options shall be delivered to Participant as promptly after the date of exercise as is feasible. The issuance of Stock may also be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

9. Tax Reporting and Withholding. Whenever Participant exercises Stock Options, the Company shall notify Participant of the amount of tax (if any) which must be withheld by the Company under all applicable federal, state and local tax laws. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock pursuant to this Stock Option by any of the following means (in addition to the Company’s right to withhold from any other compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise of the Stock Option, provided, however, that no shares of Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Stock of the Company.

10. Non-assignability. The Stock Options are not transferable or assignable except (a) as designated by the Participant by will or by the laws of descent and distribution, (b) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Options while held in trust, or (c) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of clause (c), the Stock Options shall not qualify as ISOs as of the day of such transfer. The Participant may file with the Company a written designation of a beneficiary or beneficiaries with respect to the Stock Options and may from time to time revoke or amend any such designation, which shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order).

11. Compliance with Securities Laws and Other Regulatory Matters. The Participant acknowledges that the issuance of Stock of the Company is subject to limitations imposed by federal and state law, and the Participant hereby agrees that the Company shall not be obligated to issue any shares of Stock upon an attempted exercise of these Stock Options that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Participant agrees that he or she will provide the Company with the foregoing representations, and with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 11.

12. Corporate Transactions. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee may (or, to the extent the Committee determines the rights of Participants would be adversely affected in the absence of an adjustment, the Committee shall), in an equitable manner, adjust any or all of (a) the number and kind of securities deemed to be available thereafter for any outstanding Stock Options, (b) the number and kind of securities that may be delivered or deliverable in respect of any outstanding Stock Options, and (c) the Exercise Price of any outstanding Stock Options.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same instrument.

14. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

15. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company may deliver in connection with the Stock Options awarded hereunder and any other grants offered by the Company. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet, an internet website, or the online brokerage account system.

16. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of Stock Options made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Stock Options awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary and shall not be considered as part of such salary in the event of severance, redundancy, or resignation.

17. Disqualifying Dispositions. If the Participant makes a “disposition” (as defined in Section 424 of the Code) of all or any portion of the Stock acquired upon exercise of the Stock Options within two years from the grant date of the Stock Options or within one year after the issuance of the Stock acquired upon exercise of the Stock Options, the Participant shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Stock.

18. No Right to Employment. The Stock Options granted hereunder shall not confer upon the Participant the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of the Participant at any time and for any reason.

19. Miscellaneous.

(f)

It is the intention of the Company that the Sock Options will be exempt from, or will comply with the requirements of, Section 409A of the Code, and the Plan and the terms and conditions of the Stock Options shall be interpreted, construed and administered consistent with such intent. Although the Company intends to administer the Plan and the Stock Options in compliance with Section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of the Stock Options or the Company’s administration thereof will be exempt from, or will comply with the requirements of, Section 409A of the Code. The Company shall not be liable to the Participant or any other person for any tax, interest, or penalties that the person may incur as a result of the Stock Options or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code.

(g)	This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral.

(h)

This Agreement may only be amended in writing signed by the parties hereto, except that the Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

(i)

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and shall in all respects be interpreted, enforced, and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state.

(j)	The captions herein are for convenience of reference only and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

* * * * * * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CRYO-CELL INTERNATIONAL, INC.
By:
Name:
Title:	Chief Financial Officer
Certification:

The above signed officer of Cryo-Cell International, Inc. hereby certifies that (s)he has reviewed the Plan and that the Restricted Stock granted pursuant to this Award Agreement is permissible under and in compliance with the Plan to the best of his/her knowledge, information and belief.

By:
Name:
Title:	Director and authorized member of the Compensation Committee
PARTICIPANT
Printed Name:
Social Security Number:

Exhibit C (Non-Qualified Stock Option)

OPTION AGREEMENT

Participant:

Grant Date:

Type of Award granted:

Number of Awards granted:

Vesting schedule:

Conditions:

* * * * * * * * * * * * *

This OPTION AGREEMENT (this “Agreement”) is entered into this                      day of                 , 20        , by and between Cryo-Cell International, Inc., a Delaware corporation (the “Company”) and                      (“Participant”).

WHEREAS, the Company has reserved the right to grant stock options to key employees and Directors of, and service providers to, the Company under the Cryo-Cell International, Inc. 2012 Amended and Restated Equity Incentive Plan (the “Plan”) adopted by the Company’s Board of Directors and shareholders; and

WHEREAS, Participant is either employed by the Company or a Subsidiary of the Company, a Director of the Company, or a service provider to the Company in a position which the Company deems to be a key position with the Company or a Subsidiary; and

WHEREAS, the Company desires to grant Participant stock options to purchase              shares of the Company’s Common Stock pursuant to such Plan at a price of                      Dollars ($            ) per share on the terms and conditions set forth below.

NOW, THEREFORE, intending to be legally bound and in consideration of the mutual covenant set forth herein, the parties hereto agree as follows:

1. Incorporation by Reference, Plan Document Receipt. This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

2. Grant of Options. The Company hereby grants to Participant the right and option (the “Stock Option(s)”) to purchase up to                          (            ) shares of the Company’s Common Stock (the “Stock”) pursuant to the terms and conditions of the Plan. Such Stock Options shall be exercisable by Participant to purchase the Stock at a price of                          Dollars ($            ) per share.

3. Stock Option Character. The Stock Options granted hereunder are not intended to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, and are therefore treated as Non-Qualified Options.

4. Vesting and Exercise Dates. The Stock Options shall become vested and the Participant shall become entitled to exercise the Stock Options granted hereunder on the following dates:

Vesting Date	Options Vested on Vesting Date

The Stock Options may not be exercised unless Participant has continued to be employed by or otherwise performs services for the Company through the date Participant exercises the Stock Options, except as expressly provided otherwise in the terms of Section 2.11 of the Plan. Notwithstanding the foregoing, at the time of an Involuntary Termination of Employment (as defined in Section 8.1 of the Plan) (or, as to a Director, Termination of Service as a Director) following a Change in Control, all Stock Options then held by the Participant shall become fully exercisable, subject to the expiration provisions otherwise applicable to the Stock Options.

If Participant fails to immediately exercise the Stock Options with respect to all of the Stock which may be acquired on any of the preceding dates, Participant shall be entitled to exercise the Stock Options again with respect to the remaining portion of such Stock at any subsequent time prior to the termination date of the Stock Options.

5. Recoupment Policy. The Participant acknowledges and agrees that the Stock Options and the Stock purchased under the exercise of the Stock Options shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company or its Affiliates from time to time or as may be required by any applicable law. Additionally, the Participant acknowledges that the Stock Options and the Stock purchased under the exercise of the Stock Options are subject to reduction, cancellation, forfeiture or recoupment by unanimous vote of the Committee as provided in Section 7.17 of the Plan.

6. Expiration of Options. If not previously exercised, the Stock Options shall terminate at the close of business on the tenth (10th) anniversary of this Agreement, or, if earlier, upon the Participant’s Termination of Services, except as expressly provided in Section 2.11 of the Plan. Participant shall have no right to exercise the Stock Options at any time after such date unless otherwise permitted by the Company.

7. Manner of Exercise. If Participant elects to exercise the Stock Options to purchase Stock, Participant shall give written notice of such exercise to the Corporate Secretary of the Company prior to the expiration of the term of the Stock Options. The notice of exercise shall state the number of shares of Stock as to which the Stock Options are being exercised. Participant may exercise the Stock Options to purchase all, or any lesser whole number, of the number of shares of the Stock which he or she is then permitted to purchase under Section 4.

The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including, but not limited to: (a) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by net shares settlement, whereby the Company withholds the exercise price and any taxes owed on the exercise, and only delivers the remaining net shares to the grantee; (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.

8. Issuance of Stock Certificates or Book Entry for Stock. The stock certificates for any Stock issuable to Participant upon exercise of the Stock Options shall be delivered to Participant as promptly after the date of exercise as is feasible. The issuance of Stock may also be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

9. Tax Reporting and Withholding. Whenever Participant exercises Stock Options, the Company shall notify Participant of the amount of tax (if any) which must be withheld by the Company under all applicable federal, state and local tax laws. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock pursuant to this Stock Option by any of the following means (in addition to the Company’s right to withhold from any other compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise of the Stock Option, provided, however, that no shares of Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Stock of the Company.

10. Non-assignability. The Stock Options are not transferable or assignable except that the Committee shall have the discretion to permit the transfer of Stock Options; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant. The Participant may file with the Company a written designation of a beneficiary or beneficiaries with respect to the Stock Options and may from time to time revoke or amend any such designation, which shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order).

11. Compliance with Securities Laws and Other Regulatory Matters. The Participant acknowledges that the issuance of Stock of the Company is subject to limitations imposed by federal and state law, and the Participant hereby agrees that the Company shall not be obligated to issue any shares of Stock upon an attempted exercise of these Stock Options that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Participant agrees that he or she will provide the Company with the foregoing representations, and with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 11.

12. Corporate Transactions. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee may (or, to the extent the Committee determines the rights of Participants would be adversely affected in the absence of an adjustment, the Committee shall), in an equitable manner, adjust any or all of (a) the number and kind of securities deemed to be available thereafter for any outstanding Stock Options, (b) the number and kind of securities that may be delivered or deliverable in respect of any outstanding Stock Options, and (c) the Exercise Price of any outstanding Stock Options.

13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute the same instrument.

14. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality, or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality, or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

15. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company may deliver in connection with the Stock Options awarded hereunder and any other grants offered by the Company. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet, an internet website, or the online brokerage account system.

16. Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (b) the award of Stock Options made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Stock Options awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary and shall not be considered as part of such salary in the event of severance, redundancy, or resignation.

17. No Right to Employment. The Stock Options granted hereunder shall not confer upon the Participant the right to continued employment with or services to the Company or affect in any way the right of the Company to terminate the employment or services of the Participant at any time and for any reason.

18. Miscellaneous.

(k)

It is the intention of the Company that the Sock Options will be exempt from, or will comply with the requirements of, Section 409A of the Code, and the Plan and the terms and conditions of the Stock Options shall be interpreted, construed and administered consistent with such intent. Although the Company intends to administer the Plan and the Stock Options in compliance with Section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of the Stock Options or the Company’s administration thereof will be exempt from, or will comply with the requirements of, Section 409A of the Code. The Company shall not be liable to the Participant or any other person for any tax, interest, or penalties that the person may incur as a result of the Stock Options or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code.

(l)	This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral.

(m)

This Agreement may only be amended in writing signed by the parties hereto, except that the Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

(n)

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida and shall in all respects be interpreted, enforced, and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state.

(o)	The captions herein are for convenience of reference only and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

* * * * * * * * * * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CRYO-CELL INTERNATIONAL, INC.
By:
Name:
Title:	Chief Financial Officer
Certification:

The above signed officer of Cryo-Cell International, Inc. hereby certifies that (s)he has reviewed the Plan and that the Restricted Stock granted pursuant to this Award Agreement is permissible under and in compliance with the Plan to the best of his/her knowledge, information and belief.

By:
Name:
Title:	Director and authorized member of the Compensation Committee
PARTICIPANT
Printed Name:
Social Security Number:

ANNEX V – Sections 204 and 205 of the DGCL

§ 204 Ratification of defective corporate acts and stock

(a) Subject to subsection (f) of this section, no defective corporate act or putative stock shall be void or voidable solely as a result of a failure of authorization if ratified as provided in this section or validated by the Court of Chancery in a proceeding brought under § 205 of this title.

(b)(1) In order to ratify one or more defective corporate acts pursuant to this section (other than the ratification of an election of the initial board of directors pursuant to paragraph (b)(2) of this section), the board of directors of the corporation shall adopt resolutions stating:

(A) The defective corporate act or acts to be ratified;

(B) The date of each defective corporate act or acts;

(C) If such defective corporate act or acts involved the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued;

(D) The nature of the failure of authorization in respect of each defective corporate act to be ratified; and

(E) That the board of directors approves the ratification of the defective corporate act or acts.

Such resolutions may also provide that, at any time before the validation effective time in respect of any defective corporate act set forth therein, notwithstanding the approval of the ratification of such defective corporate act by stockholders, the board of directors may abandon the ratification of such defective corporate act without further action of the stockholders. The quorum and voting requirements applicable to the ratification by the board of directors of any defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time the board adopts the resolutions ratifying the defective corporate act; provided that if the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title, in each case as in effect as of the time of the defective corporate act, would have required a larger number or portion of directors or of specified directors for a quorum to be present or to approve the defective corporate act, such larger number or portion of such directors or such specified directors shall be required for a quorum to be present or to adopt the resolutions to ratify the defective corporate act, as applicable, except that the presence or approval of any director elected, appointed or nominated by holders of any class or series of which no shares are then outstanding, or by any person that is no longer a stockholder, shall not be required.

(2) In order to ratify a defective corporate act in respect of the election of the initial board of directors of the corporation pursuant to § 108 of this title, a majority of the persons who, at the time the resolutions required by this paragraph (b)(2) of this section are adopted, are exercising the powers of directors under claim and color of an election or appointment as such may adopt resolutions stating:

(A) The name of the person or persons who first took action in the name of the corporation as the initial board of directors of the corporation;

(B) The earlier of the date on which such persons first took such action or were purported to have been elected as the initial board of directors; and

(C) That the ratification of the election of such person or persons as the initial board of directors is approved.

(c) Each defective corporate act ratified pursuant to paragraph (b)(1) of this section shall be submitted to stockholders for approval as provided in subsection (d) of this section, unless:

(1) (A) No other provision of this title, and no provision of the certificate of incorporation or bylaws of the corporation, or of any plan or agreement to which the corporation is a party, would have required stockholder approval of such defective corporate act to be ratified, either at the time of such defective corporate act or at the time the board of directors adopts the resolutions ratifying such defective corporate act pursuant to paragraph (b)(1) of this section; and (B) such defective corporate act did not result from a failure to comply with § 203 of this title; or

(2) As of the record date for determining the stockholders entitled to vote on the ratification of such defective corporate act, there are no shares of valid stock outstanding and entitled to vote thereon, regardless of whether there then exist any shares of putative stock.

(d) If the ratification of a defective corporate act is required to be submitted to stockholders for approval pursuant to subsection (c) of this section, due notice of the time, place, if any, and purpose of the meeting shall be given at least 20 days before the date of the meeting to each holder of valid stock and putative stock, whether voting or nonvoting, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act (or, in the case of any defective corporate act that involved the establishment of a record date for notice of or voting at any meeting of stockholders, for action by written consent of stockholders in lieu of a meeting, or for any other purpose, the record date for notice of or voting at such meeting, the record date for action by written consent, or the record date for such other action, as the case may be), other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted by the board of directors pursuant to paragraph (b)(1) of this section or the information required by paragraph (b)(1)(A) through (E) of this section and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the applicable validation effective time. At such meeting, the quorum and voting requirements applicable to ratification of such defective corporate act shall be the quorum and voting requirements applicable to the type of defective corporate act proposed to be ratified at the time of the approval of the ratification, except that:

(1) If the certificate of incorporation or bylaws of the corporation, any plan or agreement to which the corporation was a party or any provision of this title in effect as of the time of the defective corporate act would have required a larger number or portion of stock or of any class or series thereof or of specified stockholders for a quorum to be present or to approve the defective corporate act, the presence or approval of such larger number or portion of stock or of such class or series thereof or of such specified stockholders shall be required for a quorum to be present or to approve the ratification of the defective corporate act, as applicable, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required;

(2) The approval by stockholders of the ratification of the election of a director shall require the affirmative vote of the majority of shares present at the meeting and entitled to vote on the election of such director, except that if the certificate of incorporation or bylaws of the corporation then in effect or in effect at the time of the defective election require or required a larger number or portion of stock or of any class or series thereof or of specified stockholders to elect such director, the affirmative vote of such larger number or portion of stock or of any class or series thereof or of such specified stockholders shall be required to ratify the election of such director, except that the presence or approval of shares of any class or series of which no shares are then outstanding, or of any person that is no longer a stockholder, shall not be required; and

(3) In the event of a failure of authorization resulting from failure to comply with the provisions of § 203 of this title, the ratification of the defective corporate act shall require the vote set forth in § 203(a)(3) of this title, regardless of whether such vote would have otherwise been required.

Shares of putative stock on the record date for determining stockholders entitled to vote on any matter submitted to stockholders pursuant to subsection (c) of this section (and without giving effect to any ratification that becomes effective after such record date) shall neither be entitled to vote nor counted for quorum purposes in any vote to ratify any defective corporate act.

(e) If a defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, then, whether or not a certificate was previously filed in respect of such defective corporate act and in lieu of filing the certificate otherwise required by this title, the corporation shall file a certificate of validation with respect to such defective corporate act in accordance with § 103 of this title. A separate certificate of validation shall be required for each defective corporate act requiring the filing of a certificate of validation under this section, except that (i) 2 or more defective corporate acts may be included in a single certificate of validation if the corporation filed, or to comply with this title would have filed, a single certificate under another provision of this title to effect such acts, and (ii) 2 or more overissues of shares of any class, classes or series of stock may be included in a single certificate of validation, provided that the increase in the number of authorized shares of each such class or series set forth in the certificate of validation shall be effective as of the date of the first such overissue. The certificate of validation shall set forth:

(1) Each defective corporate act that is the subject of the certificate of validation (including, in the case of any defective corporate act involving the issuance of shares of putative stock, the number and type of shares of putative stock issued and the date or dates upon which such putative shares were purported to have been issued), the date of such defective corporate act, and the nature of the failure of authorization in respect of such defective corporate act;

(2) A statement that such defective corporate act was ratified in accordance with this section, including the date on which the board of directors ratified such defective corporate act and the date, if any, on which the stockholders approved the ratification of such defective corporate act; and

(3) Information required by 1 of the following paragraphs:

a. If a certificate was previously filed under § 103 of this title in respect of such defective corporate act and no changes to such certificate are required to give effect to such defective corporate act in accordance with this section, the certificate of validation shall set forth (x) the name, title and filing date of the certificate previously filed and of any certificate of correction thereto and (y) a statement that a copy of the certificate previously filed, together with any certificate of correction thereto, is attached as an exhibit to the certificate of validation;

b. If a certificate was previously filed under § 103 of this title in respect of the defective corporate act and such certificate requires any change to give effect to the defective corporate act in accordance with this section (including a change to the date and time of the effectiveness of such certificate), the certificate of validation shall set forth (x) the name, title and filing date of the certificate so previously filed and of any certificate of correction thereto, (y) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (z) the date and time that such certificate shall be deemed to have become effective pursuant to this section; or

c. If a certificate was not previously filed under § 103 of this title in respect of the defective corporate act and the defective corporate act ratified pursuant to this section would have required under any other section of this title the filing of a certificate in accordance with § 103 of this title, the certificate of validation shall set forth (x) a statement that a certificate containing all of the information required to be included under the applicable section or sections of this title to give effect to the defective corporate act is attached as an exhibit to the certificate of validation, and (y) the date and time that such certificate shall be deemed to have become effective pursuant to this section.

A certificate attached to a certificate of validation pursuant to paragraph (e)(3)b. or c. of this section need not be separately executed and acknowledged and need not include any statement required by any other section of this title that such instrument has been approved and adopted in accordance with the provisions of such other section.

(f) From and after the validation effective time, unless otherwise determined in an action brought pursuant to § 205 of this title:

(1) Subject to the last sentence of subsection (d) of this section, each defective corporate act ratified in accordance with this section shall no longer be deemed void or voidable as a result of the failure of authorization described in the resolutions adopted pursuant to subsection (b) of this section and such effect shall be retroactive to the time of the defective corporate act; and

(2) Subject to the last sentence of subsection (d) of this section, each share or fraction of a share of putative stock issued or purportedly issued pursuant to any such defective corporate act shall no longer be deemed void or voidable and shall be deemed to be an identical share or fraction of a share of outstanding stock as of the time it was purportedly issued.

(g) In respect of each defective corporate act ratified by the board of directors pursuant to subsection (b) of this section, prompt notice of the ratification shall be given to all holders of valid stock and putative stock, whether voting or nonvoting, as of the date the board of directors adopts the resolutions approving such defective corporate act, or as of a date within 60 days after such date of adoption, as established by the board of directors, at the address of such holder as it appears or most recently appeared, as appropriate, on the records of the corporation. The notice shall also be given to the holders of record of valid stock and putative stock, whether voting or nonvoting, as of the time of the defective corporate act, other than holders whose identities or addresses cannot be determined from the records of the corporation. The notice shall contain a copy of the resolutions adopted pursuant to subsection (b) of this section or the information specified in paragraphs (b)(1)(A) through (E) or paragraphs (b)(2)(A) through (C) of this section, as applicable, and a statement that any claim that the defective corporate act or putative stock ratified hereunder is void or voidable due to the failure of authorization, or that the Court of Chancery should declare in its discretion that a ratification in accordance with this section not be effective or be effective only on certain conditions must be brought within 120 days from the later of the validation effective time or the time at which the notice required by this subsection is given. Notwithstanding the foregoing, (i) no such notice shall be required if notice of the ratification of the defective corporate act is to be given in accordance with subsection (d) of this section, and (ii) in the case of a corporation that has a class of stock listed on a national securities exchange, the notice required by this subsection and the second sentence of subsection (d) of this section may be deemed given if disclosed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to §§ 13, 14 or 15(d) [15 U.S.C. §§ 78m, 77n or 78o(d)] of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or the corresponding provisions of any subsequent United States federal securities laws, rules or regulations. If any defective corporate act has been approved by stockholders acting pursuant to § 228 of this title, the notice required by this subsection may be included in any notice required to be given pursuant to § 228(e) of this title and, if so given, shall be sent to the stockholders entitled thereto under § 228(e) and to all holders of valid and putative stock to whom notice would be required under this subsection if the defective corporate act had been approved at a meeting other than any stockholder who approved the action by consent in lieu of a meeting pursuant to § 228 of this title or any holder of putative stock who otherwise consented thereto in writing. Solely for purposes of subsection (d) of this section and this subsection, notice to holders of putative stock, and notice to holders of valid stock and putative stock as of the time of the defective corporate act, shall be treated as notice to holders of valid stock for purposes of §§ 222 and 228, 229, 230, 232 and 233 of this title.

(h) As used in this section and in § 205 of this title only, the term:

(1) “Defective corporate act” means an overissue, an election or appointment of directors that is void or voidable due to a failure of authorization, or any act or transaction purportedly taken by or on behalf of the corporation that is, and at the time such act or transaction was purportedly taken would have been, within the power of a corporation under subchapter II of this chapter (without regard to the failure of authorization identified in § 204(b)(1)(D) of this title), but is void or voidable due to a failure of authorization;

(2) “Failure of authorization” means: (i) the failure to authorize or effect an act or transaction in compliance with (A) the provisions of this title, (B) the certificate of incorporation or bylaws of the corporation, or (C) any plan or agreement to which the corporation is a party or the disclosure set forth in any proxy or consent solicitation statement, if and to the extent such failure would render such act or transaction void or voidable; or (ii) the failure of the board of directors or any officer of the corporation to authorize or approve any act or transaction taken by or on behalf of the corporation that would have required for its due authorization the approval of the board of directors or such officer;

(3) “Overissue” means the purported issuance of:

a. Shares of capital stock of a class or series in excess of the number of shares of such class or series the corporation has the power to issue under § 161 of this title at the time of such issuance; or

b. Shares of any class or series of capital stock that is not then authorized for issuance by the certificate of incorporation of the corporation;

(4) “Putative stock” means the shares of any class or series of capital stock of the corporation (including shares issued upon exercise of options, rights, warrants or other securities convertible into shares of capital stock of the corporation, or interests with respect thereto that were created or issued pursuant to a defective corporate act) that:

a. But for any failure of authorization, would constitute valid stock; or

b. Cannot be determined by the board of directors to be valid stock;

(5) “Time of the defective corporate act” means the date and time the defective corporate act was purported to have been taken;

(6) “Validation effective time” with respect to any defective corporate act ratified pursuant to this section means the latest of:

a. The time at which the defective corporate act submitted to the stockholders for approval pursuant to subsection (c) of this section is approved by such stockholders or if no such vote of stockholders is required to approve the ratification of the defective corporate act, the time at which the board of directors adopts the resolutions required by paragraph (b)(1) or (b)(2) of this section;

b. Where no certificate of validation is required to be filed pursuant to subsection (e) of this section, the time, if any, specified by the board of directors in the resolutions adopted pursuant to paragraph (b)(1) or (b)(2) of this section, which time shall not precede the time at which such resolutions are adopted; and

c. The time at which any certificate of validation filed pursuant to subsection (e) of this section shall become effective in accordance with § 103 of this title.

(7) “Valid stock” means the shares of any class or series of capital stock of the corporation that have been duly authorized and validly issued in accordance with this title.

In the absence of actual fraud in the transaction, the judgment of the board of directors that shares of stock are valid stock or putative stock shall be conclusive, unless otherwise determined by the Court of Chancery in a proceeding brought pursuant to § 205 of this title.

(i) Ratification under this section or validation under § 205 of this title shall not be deemed to be the exclusive means of ratifying or validating any act or transaction taken by or on behalf of the corporation, including any defective corporate act, or any issuance of stock, including any putative stock, or of adopting or endorsing any act or transaction taken by or in the name of the corporation prior to the commencement of its existence, and the absence or failure of ratification in accordance with either this section or validation under § 205 of this title shall not, of itself, affect the validity or effectiveness of any act or transaction or the issuance of any stock properly ratified under common law or otherwise, nor shall it create a presumption that any such act or transaction is or was a defective corporate act or that such stock is void or voidable.

§ 205 Proceedings regarding validity of defective corporate acts and stock

(a) Subject to subsection (f) of this section, upon application by the corporation, any successor entity to the corporation, any member of the board of directors, any record or beneficial holder of valid stock or putative stock, any record or beneficial holder of valid or putative stock as of the time of a defective corporate act ratified pursuant to § 204 of this title, or any other person claiming to be substantially and adversely affected by a ratification pursuant to § 204 of this title, the Court of Chancery may:

(1) Determine the validity and effectiveness of any defective corporate act ratified pursuant to § 204 of this title;

(2) Determine the validity and effectiveness of the ratification of any defective corporate act pursuant to § 204 of this title;

(3) Determine the validity and effectiveness of any defective corporate act not ratified or not ratified effectively pursuant to § 204 of this title;

(4) Determine the validity of any corporate act or transaction and any stock, rights or options to acquire stock; and

(5) Modify or waive any of the procedures set forth in § 204 of this title to ratify a defective corporate act.

(b) In connection with an action under this section, the Court of Chancery may:

(1) Declare that a ratification in accordance with and pursuant to § 204 of this title is not effective or shall only be effective at a time or upon conditions established by the Court;

(2) Validate and declare effective any defective corporate act or putative stock and impose conditions upon such validation by the Court;

(3) Require measures to remedy or avoid harm to any person substantially and adversely affected by a ratification pursuant to § 204 of this title or from any order of the Court pursuant to this section, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Order the Secretary of State to accept an instrument for filing with an effective time specified by the Court, which effective time may be prior or subsequent to the time of such order, provided that the filing date of such instrument shall be determined in accordance with § 103(c)(3) of this title;

(5) Approve a stock ledger for the corporation that includes any stock ratified or validated in accordance with this section or with § 204 of this title;

(6) Declare that shares of putative stock are shares of valid stock or require a corporation to issue and deliver shares of valid stock in place of any shares of putative stock;

(7) Order that a meeting of holders of valid stock or putative stock be held and exercise the powers provided to the Court under § 227 of this title with respect to such a meeting;

(8) Declare that a defective corporate act validated by the Court shall be effective as of the time of the defective corporate act or at such other time as the Court shall determine;

(9) Declare that putative stock validated by the Court shall be deemed to be an identical share or fraction of a share of valid stock as of the time originally issued or purportedly issued or at such other time as the Court shall determine; and

(10) Make such other orders regarding such matters as it deems proper under the circumstances.

(c) Service of the application under subsection (a) of this section upon the registered agent of the corporation shall be deemed to be service upon the corporation, and no other party need be joined in order for the Court of Chancery to adjudicate the matter. In an action filed by the corporation, the Court may require notice of the action be provided to other persons specified by the Court and permit such other persons to intervene in the action.

(d) In connection with the resolution of matters pursuant to subsections (a) and (b) of this section, the Court of Chancery may consider the following:

(1) Whether the defective corporate act was originally approved or effectuated with the belief that the approval or effectuation was in compliance with the provisions of this title, the certificate of incorporation or bylaws of the corporation;

(2) Whether the corporation and board of directors has treated the defective corporate act as a valid act or transaction and whether any person has acted in reliance on the public record that such defective corporate act was valid;

(3) Whether any person will be or was harmed by the ratification or validation of the defective corporate act, excluding any harm that would have resulted if the defective corporate act had been valid when approved or effectuated;

(4) Whether any person will be harmed by the failure to ratify or validate the defective corporate act; and

(5) Any other factors or considerations the Court deems just and equitable.

(e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions brought under this section.

(f) Notwithstanding any other provision of this section, no action asserting:

(1) That a defective corporate act or putative stock ratified in accordance with § 204 of this title is void or voidable due to a failure of authorization identified in the resolution adopted in accordance with 204(b) of this title; or

(2) That the Court of Chancery should declare in its discretion that a ratification in accordance with § 204 of this title not be effective or be effective only on certain conditions,

may be brought after the expiration of 120 days from the later of the validation effective time and the time notice, if any, that is required to be given pursuant to § 204(g) of this title is given with respect to such ratification, except that this subsection shall not apply to an action asserting that a ratification was not accomplished in accordance with § 204 of this title or to any person to whom notice of the ratification was required to have been given pursuant to § 204(d) or (g) of this title, but to whom such notice was not given.

[i]	If award is ratified, all shares issued upon exercise of the award in accordance with its terms will be validly issued, fully paid and non-assessable.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK « « « EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on November 20, 2019.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	☒

PROPOSALS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the Director nominees below and “FOR” PROPOSALS 2 through 6.

1.	Election of Directors:	For:	Withhold:				For:	Against:	Abstain:
	(a) David Portnoy	☐	☐		4(a).	Ratify equity-based awards and stock issuances made pursuant to the Company’s 2012 Equity Incentive Plan, as amended (the “2012 Plan”), the Company’s 2006 Stock Incentive Plan, as amended (the “2006 Plan”), and the Company’s 2000 Stock Incentive Plan, as amended (the “2000 Plan”)	☐	☐	☐
	(b) Mark Portnoy	☐	☐				For:	Against:	Abstain:
	(c) Harold Berger	☐	☐		4(b).	To approve and adopt retrospective amendments to the 2000 Plan	☐	☐	☐
	(d) George Gaines	☐	☐				For:	Against:	Abstain:
	(e) Jonathan Wheeler	☐	☐		4(c).	To approve and adopt retrospective amendments to the 2006 Plan	☐	☐	☐
	(f) Arthur Ellis	☐	☐				For:	Against:	Abstain:
	(g) Brian Sheehy	☐	☐		4(d).	To approve and adopt retrospective amendments to the 2012 Plan	☐	☐	☐
		For:	Against:	Abstain:			For:	Against:	Abstain:
2.	Ratify the appointment of Wipfli LLP as the independent registered public accountants of the Company for the fiscal year ending November 30, 2019	☐	☐	☐	5.	To approve and adopt the amended and restated 2012 Plan	☐	☐	☐
		For:	Against:	Abstain:			For:	Against:	Abstain:
3.	Approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers	☐	☐	☐	6.	To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to delete the last sentence of Paragraph SIXTH thereof, which relates to indemnification obligations of the Company	☐	☐	☐
In their discretion, each of the holders of the proxies is authorized to vote upon such other business (including substitute nominees, if a director nominee identified herein is unable to stand for election) as may properly come before this Meeting or any adjournments or postponements thereof

Change of Address – Please print new address on the reverse side

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 2019.

PLEASE DATE AND SIGN name(s) exactly as shown on this proxy card. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Shareholders to be held November 21, 2019.

The Proxy Statement and our 2018 Annual Report to Shareholders

are available at http://www.proxydocs.com/CCEL

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

CRYO-CELL INTERNATIONAL, INC.

ANNUAL MEETING OF SHAREHOLDERS THURSDAY, NOVEMBER 21, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated October 29, 2019, revoking any proxy previously given, hereby appoint(s) David Portnoy, Mark Portnoy and Jill Taymans as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Cryo-Cell International, Inc. (including shares ratified at the Annual Meeting) which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., local time on Thursday, November 21, 2019, at the office of Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida 34677, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR SET FORTH HEREIN, “FOR” PROPOSALS 2 THROUGH 6 AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

PLEASE DO NOT FORGET TO DATE THIS PROXY ON THE REVERSE SIDE.

Change of Address:
(Please print new
address to the right)

(Continued, and to be marked, dated and signed, on the other side)